UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rubicon Technology, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT –SUBJECT TO COMPLETION, APRIL 10, 2017

RUBICON TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2017

As a stockholder of Rubicon Technology, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), you are cordially invited to attend the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, which are located at 900 East Green Street, Bensenville, Illinois 60106, at 8:00 a.m. local time on May 3, 2017, for the following purposes:

1. To approve an amendment to our Eighth Amended and Restated Certificate of Incorporation (as amended, our “Certificate of Incorporation”), to declassify the Board of Directors and provide for the annual election of directors;

2. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in a range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Board of Directors;

3. To approve an amendment to our Certificate of Incorporation to decrease our authorized number of shares of common stock to three times the number of shares of our common stock outstanding immediately following a reverse stock split implemented by the Board of Directors, rounded up to the nearest 100,000 shares;

4. To elect one director to serve for a one-year term (or if the amendment of our Certificate of Incorporation to declassify our Board of Directors set forth in Proposal 1 is not approved, to elect a Class I director to serve for a three year term);

5. To ratify the selection of Grant Thornton LLP our independent registered public accounting firm for the fiscal year ending December 31, 2017;

6. To approve, on a non-binding advisory basis, the compensation of our named executive officers (Say-on-Pay);

7. To vote, on a non-binding advisory basis, on the frequency of future Say-on-Pay votes (every one, two or three years); and

8. To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.

Our Board of Directors has fixed the close of business on March 10, 2017 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

Your vote will be especially important at the Annual Meeting. As you may be aware, Paragon Technologies, Inc., a Delaware corporation (“Paragon”), has notified us that it intends to nominate one individual for election as a director at the Annual Meeting in opposition to the nominee proposed by our Board of Directors. Our Board of Directors does not endorse Paragon’s nominee and unanimously recommends that you vote FOR the election of the nominee proposed by our Board of Directors on the WHITE proxy card.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE PROMPTLY SUBMIT YOUR PROXY BY TELEPHONE, INTERNET OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD.

If you vote using a proxy card sent to you by Paragon, you can subsequently revoke it by following the instructions on the WHITE proxy card in the postage-paid envelope provided. Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ MARDEL A. GRAFFY
MARDEL A. GRAFFY
SECRETARY

Bensenville, Illinois
April [ ], 2017

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on May 3, 2017.

This Proxy Statement and the 2016 Annual Report are available with your 16-digit control number at:

www.proxyvote.com

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING AND VOTING	1
BACKGROUND TO THE SOLICITATION	7
Paragon’s 2016 Proxy Contest	7
Paragon’s 2017 Proxy Contest	7
PROPOSAL 1: DECLASSIFICATION OF THE BOARD OF DIRECTORS	8
PROPOSAL 2: REVERSE STOCK SPLIT	9
PROPOSAL 3: DECREASE IN AUTHORIZED SHARES OF COMMON STOCK	16
PROPOSAL 4: ELECTION OF DIRECTOR	18
Nominee For Election	18
Director Whose Term Expires This Year And Not Standing For Re-Election	19
Directors Whose Terms Do Not Expire This Year	19
CORPORATE GOVERNANCE	21
Director Independence	21
Board of Directors Leadership Structure	21
Board of Directors Oversight of Risk	21
Committees of the Board of Directors and Meetings	22
Code of Ethics	23
Policies and Procedures Governing Director Nominations	24
Stockholder Communications with the Board of Directors	24
Attendance at Annual Meeting	25
REPORT OF THE AUDIT COMMITTEE	25
DIRECTOR COMPENSATION	26
EXECUTIVE COMPENSATION	28
Executive Officers	28
Summary Compensation Table	28
Outstanding Equity Awards at 2016 Fiscal Year-End	31
Termination of Employment or Change in Control	32
Limitation on Liability and Indemnity	33
PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34
PROPOSAL 6: ADVISORY VOTE ON EXECUTIVE COMPENSATION	35
PROPOSAL 7: ADVISORY VOTE ON FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION	36
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	37
Security Ownership of Certain Beneficial Owners and Management	37
Section 16(a) Beneficial Ownership Reporting Compliance	39
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	40
ADDITIONAL INFORMATION	40
2018 Stockholder Proposals for Inclusion in the Proxy Statement	40
Other Stockholder Proposals and Nominations	41
“Householding” of Proxy Materials	41
APPENDIX A – FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION – DECLASSIFICATION OF BOARD	A-1
APPENDIX B FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION – REVERSE STOCK SPLIT AND DECREASE IN AUTHORIZED SHARES OF COMMON STOCK	B-1
APPENDIX C SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS	C-1
FORM OF PROXY CARD

  PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, APRIL 10, 2017

RUBICON TECHNOLOGY, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 3, 2017

This proxy statement, along with a WHITE proxy card or voting instruction form and our 2016 Annual Report, is first being mailed to stockholders on or about April [ ], 2017

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING AND VOTING

1. Why am I receiving these materials?

The Board of Directors (the “Board”) of Rubicon Technology, Inc., a Delaware corporation (“Rubicon,” the “Company,” “we,” “us,” or “our”), is soliciting your proxy to vote at our 2017 Annual Meeting of Stockholders (the “Annual Meeting” or the “2017 Annual Meeting”) because you owned shares of our common stock at the close of business on March 10, 2017, the record date for the Annual Meeting, and, therefore, are entitled to vote at the Annual Meeting. The proxies also may be voted at any continuations, adjournments or postponements of the Annual Meeting.

This proxy statement, along with a WHITE proxy card or voting instruction form and our 2016 Annual Report, is first being mailed to stockholders on or about April [  ], 2017. We will also post this proxy statement, the meeting notice and our 2016 Annual Report on the Internet at www.proxyvote.com and on our website at http://ir.rubicontechnology.com on or about April [ ], 2017. This proxy statement contains information you may use when deciding how to vote in connection with the Annual Meeting.

2. When and where is the Annual Meeting, and who may attend?

The Annual Meeting will be held on May 3, 2017 at 8:00 a.m. local time, at our principal executive offices, which are located at 900 East Green Street, Bensenville, Illinois 60106. Stockholders who are entitled to vote and our invited guests may attend the Annual Meeting.

3. What do I need to attend the Annual Meeting?

Stockholders of Record. If you are a “stockholder of record” and plan to attend the Annual Meeting, please bring photo identification.

Beneficial Owners. If you are a “beneficial owner” and you plan to attend the Annual Meeting, you must present proof of your ownership of shares of our common stock as of March 10, 2017, such as a bank or brokerage account statement or a letter from the bank, broker or other nominee indicating that you are the beneficial owner of the shares, as well as photo identification. If you wish to vote at the Annual Meeting, you must also obtain a signed proxy from your bank, broker, trustee or other nominee who holds the shares on your behalf in order to cast your vote.

The answer to Question 12 describes the difference between stockholders of record and beneficial owners.

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4. Who is soliciting my proxy?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of our common stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions by telephone or via the Internet, you are authorizing the persons named as proxies to vote your shares of our common stock at the Annual Meeting as you have instructed. Paragon Technologies, Inc. (“Paragon”) has notified us of its intention to nominate one individual for election at the Annual Meeting in opposition to the nominee proposed by our Board. Paragon’s nominee has NOT been endorsed by our Board. You may receive proxy solicitation materials from Paragon, including a proxy statement and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Paragon or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Paragon or any other statements that Paragon or its representatives have made or may otherwise make.

5. What proposals are being presented for stockholder vote at the Annual Meeting?

There are seven proposals from Rubicon to be considered and voted on at the Annual Meeting:

1.	Proposal 1: To approve an amendment to our Eighth Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to declassify the Board and provide for the annual election of directors (see page 8).

4.	Proposal 2: To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in a range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Board (see page 9).

3.	Proposal 3: To approve an amendment to our Certificate of Incorporation to decrease our authorized number of shares of common stock to three times the number of shares of our common stock outstanding immediately following a reverse stock split implemented by the Board of Directors, rounded up to the nearest 100,000 shares (see page 16).

4.	Proposal 4: To elect one director to serve for a one-year term (or to elect a Class I Director to serve for a three-year term if Proposal 1 to amend our Certificate of Incorporation to declassify our Board of Directors is not approved); (see page 18).

5.	Proposal 5: To ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (see page 34).

6.	Proposal 6: To approve, on a non-binding advisory basis, the compensation of our named executive officers (Say-on-Pay) (see page 35).

7.	Proposal 7: To vote, on a non-binding advisory basis, on the frequency of future Say-on-Pay votes (every one, two or three years) (see page 36).

6. How does the Board of Directors recommend that I vote?

Our Board recommends that you vote your shares:

●	FOR the approval of an amendment to the Certificate of Incorporation to declassify the Board and provide for the annual election of directors;

●	FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio in a range of 1-for-10 to 1-for-20, such ratio to be determined in the sole discretion of the Board;

●	FOR the approval of an amendment to our Certificate of Incorporation to decrease our authorized number of shares of common stock to three times the number of shares of our common stock outstanding immediately following a reverse stock split implemented by the Board, rounded up to the nearest 100,000 shares;

●	FOR the election of the Board’s nominee, Susan M. Westphal, as director for a one-year term (or as a Class I Director for a three-year term if Proposal 1 to amend our Certificate of Incorporation to declassify our Board of Directors is not approved);

●	FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	FOR the resolution approving the compensation of our named executive officers (Say-on-Pay); and

●	FOR the frequency of ONE YEAR for future Say-on-Pay votes.

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7. Are there any other matters to be acted upon at the Annual Meeting?

We do not expect any matters to be presented for action at the Annual Meeting other than the matters described in this proxy statement. However, by signing, dating and returning a WHITE proxy card or submitting your proxy and voting instructions by telephone or via the Internet, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting and of which we did not have notice at least a reasonable time before we send out proxy materials for the Annual Meeting or by March 4, 2017, which is the date specified by the advance notice provisions set forth in our bylaws, and they intend to vote on any such other matter in accordance with their best judgment.

8. Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you owned shares of our common stock as of the close of business on the record date, March 10, 2017. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting and there is no cumulative voting. As of March 10, 2017, we had 26,878,891 shares of common stock outstanding. Both Delaware law and our Second Amended and Restated Bylaws (our “bylaws”) require our Board to establish a record date in order to determine who is entitled to receive notice of the Annual Meeting, and to vote at the Annual Meeting and any continuations, adjournments or postponements thereof.

9. How many stockholders must be present to hold the Annual Meeting?

Under Delaware law and our bylaws, holders of a majority of our outstanding shares of common stock as of the close of business on March 10, 2017 must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum. The inspector of election will determine whether a quorum is present at the Annual Meeting. As of March 10, 2017, we had 26,878,891 shares of common stock outstanding. Accordingly, the presence of the holders of common stock representing at least 13,439,446 shares will be required to establish a quorum. Your shares are counted as present if you attend the Annual Meeting and vote in person or if you properly return a proxy over the Internet, by telephone or by mail. Abstentions and broker non-votes, if any, will be counted for purposes of establishing a quorum.

10. What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly complete, sign, date and return a WHITE proxy card or voting instruction form, your shares of our common stock will be voted as you specify. If you are a stockholder of record and you sign and return a WHITE proxy card, but make no specifications on such proxy card, your shares of our common stock will be voted in accordance with the recommendations of our Board, as provided above. If you are a beneficial owner and you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our common stock for you, your shares of our common stock will not be voted with respect to any proposal for which the stockholder of record does not have discretionary authority to vote. Rules of the New York Stock Exchange (“NYSE”) determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your bank, broker, trustee or other nominee is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your bank, broker, trustee or other nominee is not permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker, trustee or other nominee holding shares for a beneficial owner returns a valid proxy, but does not vote on a particular proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the stockholder for whom it is holding shares.

Because Paragon has initiated a proxy contest, to the extent that Paragon provides a voting instruction form to stockholders in street name, none of the proposals at the Annual Meeting are considered a discretionary matter. As a result, we encourage you to provide voting instructions to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

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11. How many votes are needed to approve the proposals? What is the effect of abstentions and broker non-votes on the outcome of the proposals?

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
1: Approval of an amendment to our Certificate of Incorporation to declassify the Board and provide for annual elections of directors	For, against or abstain	Affirmative vote of at least 75% of the shares of common stock outstanding and entitled to vote	Treated as votes against	Treated as votes against

2: Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio to be determined by our Board within a specified range	For, against or abstain	Affirmative vote of a majority of the shares of common stock outstanding and entitled to vote	Treated as votes against	Treated as votes against

3: Approval of an amendment to our Certificate of Incorporation to decrease our authorized number of shares of common stock	For, against or abstain	Affirmative vote of a majority of the shares of common stock outstanding and entitled to vote	Treated as votes against	Treated as votes against

4: Election of one director	For or withhold	Affirmative vote of a plurality of the shares present in person or by proxy and entitled to vote	N/A	No effect

5: Ratification of the selection of our independent registered public accounting firm	For, against or abstain	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote	Treated as votes against	No effect

6: Approval, on a non-binding advisory basis, of executive compensation (Say-on-Pay)	For, against or abstain	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote	Treated as votes against	No effect

7: Vote, on a non-binding advisory basis, on the frequency of future Say-on-Pay votes	One year, two years, three years or abstain	The frequency which receives the highest number of votes will be deemed the choice of the stockholders	No effect	No effect

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In contested elections (where the number of nominees exceeds the number of directors to be elected) and in uncontested elections, our directors are elected by a plurality of the shares of our common stock present in person or by proxy and entitled to vote. At the Annual Meeting, one director seat is up for election. That means the director candidate receiving the highest number of “FOR” votes will be elected. Under our bylaws, all other matters require the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote, except as otherwise provided by statute, our Certificate of Incorporation or our bylaws. A properly executed card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be considered to have been voted on the director election.

As a result of Paragon’s intention to propose an alternative director nominee in opposition to our Board’s nominee, there may be more than one nominee at the Annual Meeting, resulting in a contested election. THE ONLY WAY TO SUPPORT OUR BOARD’S NOMINEE IS TO VOTE “FOR” THE BOARD’S NOMINEE ON THE WHITE PROXY CARD. PLEASE DO NOT COMPLETE OR RETURN A PROXY CARD FROM PARAGON EVEN IF YOU WITHHOLD ON PARAGON’S DIRECTOR NOMINEE, BECAUSE DOING SO MAY CANCEL ANY PREVIOUS VOTE YOU CAST ON THE COMPANY’S WHITE PROXY CARD.

12. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered in your name on the books and records of our transfer agent, you are a “stockholder of record.” Rubicon sent the proxy materials directly to you.

If your shares are held for you in the name of your bank, broker, trustee or other nominee, your shares are held in “street name” and you are considered the “beneficial owner.” The proxy materials have been forwarded to you by your bank, broker, trustee or other nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares by using the voting instruction form provided by your nominee. The answer to Question 10 describes brokers’ discretionary voting authority and when your bank, broker, trustee or other nominee is permitted to vote your shares without instructions from you. The answer to Question 3 describes how beneficial owners may attend the Annual Meeting.

13. How do I vote?

Stockholders of Record. If you are a stockholder of record, you may submit your WHITE proxy card and voting instructions by telephone or using the Internet or by mail as further described below. Your WHITE proxy card, whether submitted via telephone, the Internet or mail, authorizes the individuals named as proxies on your WHITE proxy card to act as your proxies at the Annual Meeting, each with the power to appoint his or her substitute, to represent and vote your shares of our common stock as you directed, if applicable.

●	By Telephone. Call the toll-free telephone number on the enclosed WHITE proxy card (1-800-690-6903) and follow the recorded instructions.

●	By Internet. Access the secure Internet website registration page on the enclosed WHITE proxy card and follow the instructions.

●	By Mail. Sign, date and return your WHITE proxy card in the postage-paid envelope provided

If you submit your WHITE proxy card and voting instructions via telephone or the Internet, you do not need to mail your WHITE proxy card. The individuals named as proxies on your WHITE proxy card will vote your shares of our common stock at the Annual Meeting as instructed by the latest dated proxy received from you, whether submitted via the Internet, telephone or mail. You may also vote in person at the Annual Meeting.

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Beneficial Owners. If your shares of our common stock are held in a stock brokerage account by a bank, broker, trustee or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker, trustee or other nominee that is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or other nominee on how to vote your shares of our common stock via the Internet or by telephone, if the bank, broker, trustee or other nominee offers these options or by completing, signing, dating and returning a voting instruction form. Your bank, broker, trustee or other nominee will send you instructions on how to submit your voting instructions for your shares of our common stock. If you wish to vote in person at the Annual Meeting, you must obtain a signed proxy from your bank, broker, trustee or other nominee who holds the shares on your behalf in order to cast your vote. For a discussion of the rules regarding the voting of shares of our common stock held by beneficial owners, please see the question above titled “What happens if I do not submit voting instructions for a proposal? What is discretionary voting? What is a broker non-vote?”

14. What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is counted by (1) sending written notice of revocation that is dated later than the date of your proxy to Mardel A. Graffy, our Secretary, at our principal executive offices, which are located at 900 East Green Street, Bensenville, Illinois 60106, (2) timely delivering a valid, later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting, or (3) if you are present at the Annual Meeting, either voting in person or notifying the Secretary in writing at the Annual Meeting of your wish to revoke your proxy. Your attendance alone at the Annual Meeting will not be enough to revoke your proxy.

If you have previously submitted a proxy card sent to you by Paragon, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting by telephone or via the Internet by following the instructions on your WHITE proxy card or voting instruction form. Submitting a proxy card sent to you by Paragon will revoke votes you have previously made via the Company’s WHITE proxy card.

If you are a beneficial owner of shares of our common stock, you may submit new voting instructions by contacting your bank, broker, trustee or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to Question 13.

15. What does it mean if I receive more than one set of proxy materials?

Since Paragon has submitted an alternative director nominee to the Board in opposition to the nominee proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting Date to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive multiple sets of proxy materials, including multiple WHITE proxy cards, if you hold shares in more than one account—please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and, IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD OF DIRECTORS then you should only submit WHITE proxy cards.

16. What should I do if I receive a proxy card from Paragon?

Paragon has informed us it intends to propose an alternative director nominee for election at the Annual Meeting in opposition to the nominee proposed by our Board. We expect that you may receive proxy solicitation materials from Paragon, including an opposition proxy statement and proxy card. Our Board recommends that you disregard it. We are not responsible for the accuracy of any information provided by or relating to Paragon or its nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Paragon or any other statements that Paragon or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by Paragon, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting by telephone or via the Internet by following the instructions provided on the enclosed WHITE proxy card. Only the latest proxy you submit will be counted. If you withhold on Paragon’s nominee using the proxy card sent to you by Paragon, your vote will not be counted as a vote for the director nominee recommended by our Board, but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the WHITE proxy card.

17. Who will pay for the cost of this proxy solicitation and how will the Company solicit votes?

We pay all expenses incurred in connection with this solicitation of proxies to vote at the Annual Meeting. We will also request banks, brokers, trustees and other nominees holding shares of our common stock beneficially owned by others to forward these proxy materials to the beneficial owners and upon request we will reimburse such nominees for the customary costs of forwarding the proxy materials. The question of reimbursement will not be submitted to a vote by stockholders. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts. Our aggregate expenses related to our solicitation of proxies, including costs of attorneys, accountants, printing and other incidental costs in excess of the amount we would expect to spend in the absence of a proxy contest (but excluding salaries and wages of our regular employees), are expected to be approximately $30,000, of which approximately $25,000 has been incurred as of the date of this proxy statement.

Appendix C sets forth information relating to persons who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission (“SEC”).

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BACKGROUND TO THE SOLICITATION

PARAGON’S 2016 PROXY CONTEST

As further detailed in our proxy statement for our 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) filed with the SEC on May 18, 2016, in November 2015, Hesham M. Gad, Chairman and Chief Executive Officer of Paragon, delivered a letter on behalf of Paragon to certain of our directors requesting, among other things, that the Board appoint two Paragon director representatives to our Board.

In January 2016, Mr. Gad delivered another letter on behalf of Paragon proposing a meeting between himself and certain directors, and the nomination of himself and Jack H. Jacobs, a director of Paragon, for election to the Board at our 2016 Annual Meeting.

As described in our 2016 proxy statement, the Nominating and Governance Committee of the Board reviewed Paragon’s nominations and interviewed the nominees. Upon this review, the Board determined not to nominate Mr. Gad, but indicated its willingness to appoint Mr. Jacobs to the Board to avoid a costly and distracting proxy contest.

On March 28, 2016, Paragon rejected the Company’s offer to appoint solely Mr. Jacobs to the Board and indicated he would continue the proxy contest to elect both Messrs. Gad and Jacobs.

On April 22, 2016, Paragon issued a press release announcing that it had initiated a proxy contest to elect Messrs. Gad and Jacobs as members of the Board.

The 2016 Annual Meeting was held on June 24, 2016. Although Paragon’s proxy statement for the 2016 Annual Meeting indicated that a representative of Paragon would attend the meeting, no representative of Paragon attended the meeting to cast votes on behalf of stockholders who gave a proxy to Paragon. Thus, no votes were cast with respect to these proxies and all stockholders that gave their proxies to Paragon in 2016 were disenfranchised.

At the 2016 Annual Meeting, the Company’s two director nominees, Don Acquilano and Donald R. Caldwell, were re-elected to the Board of Directors with 15,279,459 and 15,065,202 votes, respectively. Paragon’s nominees did not receive any votes at the 2016 Annual Meeting.

The Company incurred substantial costs in 2016 as a result of Paragon’s failed 2016 proxy contest.

PARAGON’S 2017 PROXY CONTEST

The Company sent its stockholders a letter, dated February 21, 2017, announcing, among other things, the Board’s decision to reduce the size of the Board from six members to five members effective as of the Annual Meeting date, and that Raymond J. Spencer would not stand for re-election at the Annual Meeting. The letter also described the Company’s efforts to refocus its operations and management’s expectations regarding its future. A copy of this letter was included as Exhibit 99.1 to the Company’s Form 8-K filed with the SEC on February 21, 2017.

On March 1, 2017, Paragon sent the Company a formal notice of intent to nominate Messrs. Gad and Jacobs as nominees for election to the Board at the Annual Meeting, or in the event that only one director will be lawfully elected at the Annual Meeting and only one director may lawfully be nominated by Paragon, nominate Mr. Gad for election to the Board at the Annual Meeting. Since only one director is to be lawfully elected at the Annual Meeting, we have assumed for the purposes of this proxy statement that Mr. Gad is Paragon’s sole nominee for election as a director. This was the first communication from Paragon since it sought to elect Messrs. Gad and Jacobs at our 2016 Annual Meeting.

On March 2, 2017, Paragon issued a press release announcing its potential nomination of candidate(s) for election at our Annual Meeting.

The Board reviewed the correspondence from Paragon and the press release. The Board considered its review of Paragon’s nominees in connection with the 2016 Annual Meeting. The Board also took into account the substantial costs incurred by the Company in connection with the 2016 Annual Meeting, and the fact that Paragon did not attend the 2016 Annual Meeting to cast any votes with respect to the proxies it received from the Company’s stockholders, thus disenfranchising stockholders who had given their proxies to Paragon. Based on these considerations, the Board determined that the proposed proxy contest by Paragon was not in the best interests of the Company or its stockholders. The Board determined to engage in discussions with Paragon to avoid a costly and distracting proxy contest and offered to appoint Mr. Jacobs to the Board as it did in 2016.

Our outside corporate legal counsel sent a letter dated March 6, 2017 to inform Paragon’s counsel that Paragon’s notice of nomination omitted certain information required under the Company’s bylaws and federal securities laws. Paragon sent the Company a letter, dated March 6, 2017, seeking to correct its notice.

During March 2017 the Company and its counsel spoke with Paragon and its counsel in an effort to resolve the potential proxy contest. In connection with these discussions, the Company indicated to Paragon that, as in 2016, it was willing to appoint Mr. Jacobs to the Board. This offer was rejected by Paragon. The Company continues to engage in discussions with Paragon and remains open to negotiated alternatives to a proxy contest.

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PROPOSAL 1:

DECLASSIFICATION OF BOARD OF DIRECTORS

Overview

Article 7 of the Certificate of Incorporation currently provides that our Board is divided into three classes, as nearly equal in number as possible, with each class of directors serving a staggered term, so that the term of only one class expires at each annual meeting of stockholders and each class is elected to a three-year term.

Our Board has unanimously approved and recommended to our stockholders for approval an amendment to our Certificate of Incorporation to declassify the Board and provide for the annual election of directors. If Proposal 1 is approved by our stockholders, at the Annual Meeting our Certificate of Incorporation will be amended and our stockholders will be asked to elect one Class I director for a term of one year. If our stockholders do not approve this proposal, our Board of Directors will remain classified and our stockholders will instead be asked to elect one Class I director for a term of three years. (See Proposal 4, Election of Director on page 18.)

The proposed amendment would eliminate the classification of our Board effective as of our 2018 annual meeting of stockholders (the “2018 Annual Meeting”). The proposed amendment would not shorten the terms of our incumbent Class II directors, which expire in 2018. Our Class III directors, whose terms expire at our 2019 annual meeting of stockholders, have indicated their support for the declassification of our Board by agreeing to resign from their terms effective as of the date of the 2018 Annual Meeting if stockholders approve Proposal 1. As a result, if Proposal 1 is approved by our stockholders, all of our directors will be up for election for a one-year term at the 2018 Annual Meeting and each year thereafter. Upon effectiveness of the proposed amendment, any person appointed to fill any vacancy in the Board (including a vacancy by reason of an increase in the size of the Board, or the death, resignation, retirement, disqualification or removal of a director) will hold office until the next succeeding annual meeting of stockholders and until such director’s successor has been duly elected and qualified or until such person’s earlier death, resignation, retirement, disqualification or removal.

The Certificate of Incorporation currently provides for a classified Board of Directors and permits the removal of directors only for cause and only by the affirmative vote of the holders of at least 75% of shares entitled to vote at an election of directors. Consistent with Delaware law for unclassified boards, the amendment to the Certificate of Incorporation will permit stockholders holding a majority of shares entitled to vote at an election of directors to remove directors either with or without cause from and after the 2018 Annual Meeting.

The proposed amendment to Article 7 of the Certificate of Incorporation is in substantially the form set forth in Appendix A to this proxy statement. If approved, the Company expects to promptly file a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware and the proposed amendment will become effective upon the filing of the certificate of amendment or at a later time determined at the discretion of our Board. If our stockholders do not approve this Proposal 1, our Board will remain classified.

The Board has considered carefully the advantages and disadvantages of maintaining a classified board structure. The Board has decided that it is an appropriate time to propose an amendment to the Certificate of Incorporation eliminating the classified Board. This amendment will bring the Company’s governance structure into line with the stockholder-favorable market practice of all directors being elected annually, thereby enhancing the rights of stockholders and improving the Company’s corporate governance to maximize accountability to stockholders. If approved, the proposal will give stockholders the opportunity each year to register their views on the performance of the entire Board.

Vote Required

Approval of this proposal requires the affirmative vote of at least 75% of the shares of our common stock outstanding and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

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PROPOSAL 2:

REVERSE STOCK SPLIT

Overview

Our Board has unanimously approved and recommended to our stockholders for approval an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock by a ratio of not less than 1-for-10 and not greater than 1-for-20, with the exact ratio to be determined by our Board in its sole discretion (the “Reverse Stock Split”). If this Proposal 2 is approved, our Board may (but is not required to) effect the Reverse Stock Split, in its sole discretion, without further stockholder approval. Even if this Proposal 2 is approved, our Board may decide not to effect the Reverse Stock Split at all if it determines that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders.

The Company will pay cash in lieu of any fractional share interests resulting from the Reverse Stock Split, as described below. The authorized number of shares of our common stock will only be reduced in connection with the Reverse Stock split if Proposal 3, relating to an amendment to our Certificate of Incorporation to decrease the authorized number of shares of our common stock, is approved by our stockholders and implemented by the Board. For more information, see “Proposal 3: Decrease in Authorized Shares of Common Stock” below. The Reverse Stock Split will have no effect on the par value of our common stock.

The proposed amendment to our Certificate of Incorporation to implement the Reverse Stock Split is in substantially the form set forth in Appendix B to this proxy statement.

Reasons for Reverse Stock Split

Our common stock is currently listed on the NASDAQ Capital Market. NASDAQ imposes listing standards that a company must meet to maintain the listing of its securities on the NASDAQ Capital Market. One of those standards is the minimum closing bid price requirement, which requires that the bid price of the common stock of listed companies be at least $1.00 per share (the “Minimum Bid Price Requirement”). On April 19, 2016, while our common stock was listed on the NASDAQ Global Market, we received notice from the Listing Qualifications Department of NASDAQ indicating that we no longer complied with the Minimum Bid Price Requirement because the closing bid price for our stock was below $1.00 for 30 consecutive business days. In accordance with the NASDAQ listing rules, we had an initial grace period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement. On October 18, 2016, we received approval from NASDAQ to transfer the listing of our common stock from the NASDAQ Global Market to the NASDAQ Capital Market. This transfer was effective at the opening of business on October 20, 2016. As a result of this transfer, we were granted an additional 180-day grace period, or until April 17, 2017, to regain compliance with the Minimum Bid Price Requirement. To regain compliance and qualify for continued listing on the NASDAQ Capital Market, the bid price per share of our common stock must be at least $1.00 for at least 10 consecutive business days. In the event we do not regain compliance by April 17, 2017, our common stock will be subject to delisting by NASDAQ and we expect that NASDAQ will provide a written delisting determination to the Company. At that time, we may appeal the delisting determination to a NASDAQ Hearings Panel. Such appeal would stay the delisting and our common stock would remain listed pending the panel’s decision. The Board does not expect the Company to regain compliance by April 17, 2017 because the Annual Meeting will be held after this date. However, based on the Company’s discussions with the NASDAQ Staff, the Board currently believes that effecting the Reverse Stock Split and demonstrating compliance with the Minimum Bid Price Requirement during the appeal process would assist the Company in maintaining its listing on NASDAQ. The Board currently intends to effect the Reverse Stock Split if stockholders approve this Proposal 2 and the Board believes at such time that the implementation of the Reverse Stock Split will assist the Company in regaining compliance with the Minimum Bid Price Requirement. If we appeal the delisting determination, there can be no assurance that such appeal would be successful even if we regain compliance with the Minimum Bid Price Requirement during the appeal process.

Our Board is submitting this Reverse Stock Split amendment to our stockholders for approval with the primary intent of giving us the flexibility to increase the market price of our common stock to enhance our ability to maintain the listing requirements of the NASDAQ Capital Market. We value our listing on the NASDAQ Capital Market and currently plan to implement the Reverse Stock Split in order to assist in maintaining such listing. Our Board has considered the potential harm to the Company and our stockholders should NASDAQ delist our common stock. Delisting from NASDAQ could significantly affect our ability to raise funds through the issuance of equity and the ability of investors to trade our common stock. Delisting could also negatively affect the value and liquidity of our common stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

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Determination of Final Reverse Stock Split Ratio

In order to provide maximum flexibility, we are submitting this proposal with a range of exchange ratios for the Reverse Stock Split of not less than 1-for-10 and not greater than 1-for-20. In selecting this range, the Board considered the desired trading price of the post-split shares, the number of post-split shares to be outstanding following any Reverse Stock Split, and the volatility of the trading price of our common stock on the Nasdaq Capital Market. This trading price has ranged from a high of $1.02 to a low of $0.47 during the twelve months prior to March 10, 2017.

We believe that enabling our Board to set the exchange ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to implement the Reverse Stock Split and selecting the final exchange ratio, our Board will consider factors such as:

●	Our ability to remain listed and maintain the listing standards of the NASDAQ Capital Market;

●	The status of the common stock listing on the NASDAQ Capital Market and the listing standards of other stock exchanges;

●	Our capitalization, including the number of shares of our common stock outstanding;

●	The historical trading price and trading volume of our common stock;

●	The then-prevailing trading price and trading volume for our common stock; and

●	The anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock.

Our Board will have sole discretion as to the exact timing of the Reverse Stock Split and final exchange ratio within the range of ratios specified in this Proposal 2. Our Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split, at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.

Effect of the Reverse Stock Split on Our Common Stock

Depending on the final exchange ratio of the Reverse Stock Split determined by our Board, a minimum of 10 shares and a maximum of 20 shares of existing common stock will be combined into one new share of common stock. The table below shows, as of March 10, 2017, the approximate number of outstanding shares of our common stock and the approximate number of shares of our common stock reserved for issuance resulting from the listed hypothetical exchange ratios for the Reverse Stock Split, without giving effect to the treatment of fractional shares, based on 26,878,891 shares of common stock issued and outstanding as of such date: This table does not reflect transactions after March 10, 2017, including the grant of restricted stock units to Timothy E. Brog in connection with his appointment as our President and Chief Executive Officer.

Status	No. of Shares of Common Stock Issued and Outstanding	No. of Shares of Common Stock Reserved for Issuance(1)
Pre-Reverse Stock Split	26,878,891	5,051,724
Post-Reverse Stock Split 1-for-10	2,687,889	505,172
Post-Reverse Stock Split 1-for-12	2,239,908	420,977
Post-Reverse Stock Split 1-for-14	1,919,921	360,837
Post-Reverse Stock Split 1-for-16	1,679,931	315,733
Post-Reverse Stock Split 1-for-18	1,493,272	280,651
Post-Reverse Stock Split 1-for-20	1,343,945	252,586

(1) The pre-split number of shares of our common stock reserved for future issuance includes, as of March 10, 2017: (i) 2,440,857 shares reserved for issuance pursuant to outstanding options and restricted stock units, and (ii) 2,610,867 shares of common stock available for future grants under the Rubicon Technology, Inc. 2016 Stock Incentive Plan.

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The actual number of shares of common stock issued and outstanding, and the number of shares of common stock reserved for issuance, after giving effect to the Reverse Stock Split, if implemented, will depend on the final exchange ratio that is ultimately determined by our Board and will be subject to the treatment of fractional shares. The Reverse Stock Split itself will not change the number of authorized shares of our common stock or preferred stock. However, at the Annual Meeting, we are also seeking approval from our stockholders for an amendment to decrease the authorized number of shares of our common stock. (See Proposal 3 below.)

The Reverse Stock Split will affect all stockholders of record uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “— Treatment of Fractional Shares,” stockholders of record otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share interest. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

 After the Effective Time (defined below) of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for post-split shares represented by the new CUSIP number by following the procedures described under “—Stockholders of Record Holding Certificates”.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. As noted above, the purpose of the Reverse Stock Split is for the Company to regain compliance and qualify for continued listing on the NASDAQ Capital Market. As further discussed below, we are not proposing the Reverse Stock Split as the first step in a “going private” transaction and we expect that the Reverse Stock Split would not have a negative effect on our continued listing status on NASDAQ. We therefore believe that the Reverse Stock Split would not affect the registration of our common stock under the Exchange Act.”

Certain Risks Associated with the Reverse Stock Split

●	We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with NASDAQ listing rules. Reducing the number of outstanding shares of our common stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. If we are not able to increase the stock price sufficient to meet NASDAQ listing standards, our common stock will be subject to delisting. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be higher or lower than the total market capitalization before the Reverse Stock Split.

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●	We expect NASDAQ to begin proceedings to delist our common stock before the Annual Meeting. While we intend to utilize all of our appeal rights and to regain compliance during the appeal period, we cannot assure you that we will be able to successfully appeal NASDAQ’s determination to delist our common stock, regardless of the effect of any Reverse Stock Split on the market price of our common stock.

●	The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

●	The Reverse Stock Split would have the effect of increasing the number of authorized but unissued shares of common stock available for future issuance, which may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or bylaws. However, at the Annual Meeting, we are also seeking approval from our stockholders for an amendment to decrease the authorized number of shares of our common stock. (See “Proposal 3” below)

Effective Time of Reverse Stock Split

The Reverse Stock Split would become effective upon the later of the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or such later effective time as is specified in such certificate of amendment as permitted under Delaware law (such effective time of the Reverse Stock Split referred to as the “Effective Time”). The date of the filing of the certificate of amendment that will effect the Reverse Stock Split and the Effective Time will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to proceed with the Reverse Stock Split.

At the Effective Time, shares of our common stock issued and outstanding and shares of common stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the final exchange ratio of the Reverse Stock Split determined by the Board within the limits set forth in this proposal. If the proposed amendment is not approved by our stockholders, a Reverse Stock Split will not occur.

Because no fractional shares will be issued, holders of our common stock could be eliminated in the event that the proposed Reverse Stock Split is implemented. We are not proposing the Reverse Stock Split as the first step in a “going private” transaction. As of March 10, 2017, we had approximately 26 holders of record. In addition, we had approximately 5,320 beneficial owners who hold common stock in street name. The NASDAQ Listing Rules require that we have more than 300 Public Holders, which is defined as “holders of a security that includes both beneficial holders and holders of record, but does not include any holder who is, either directly or indirectly, an Executive Officer, director, or the beneficial holder of more than 10% of the total shares outstanding” under Rule 5005. Because a decrease in the number of shares owned by our stockholders due to the Reverse Stock Split will not decrease the number of our Public Holders below the required minimum of 300, we expect that the Reverse Stock Split would not have a negative effect on our continued listing status on NASDAQ.

Treatment of Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. If as a result of the Reverse Stock Split, a stockholder of record would otherwise be entitled to receive a fractional share, the stockholder will be entitled to receive cash payment in lieu of the issuance of any such fractional share interest in an amount (without interest or deduction) equal to the product obtained by multiplying:

●	the average closing price of our common stock as reported by the NASDAQ Stock Market for the 30 consecutive trading days immediately preceding the date of the Reverse Stock Split, or if our common stock is not at such time traded on the NASDAQ Stock Market, then as reported on the primary trading market for our common stock; and

●	the number of shares of our common stock held by such stockholder that would otherwise have been converted into a fractional share interest as a result of the Reverse Stock Split.

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Except for the right to receive cash payment in lieu of any fractional share interest, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would have otherwise been entitled to receive in the Reverse Stock Split.

Stockholders who hold less than the number of shares set forth in the final exchange ratio will be eliminated as a result of the cash payment in lieu of the issuance of any fractional share interests in connection with the Reverse Stock Split.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional share interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

“Book-Entry” Stockholders of Record

Certain of our stockholders of record may hold some or all of their shares of common stock electronically in book-entry form with the transfer agent under the direct registration system for securities. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement of holding reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-split common stock, subject to adjustment for treatment of fractional shares. These stockholders will receive a statement of holding at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional share interests. By signing and cashing the check, you will warrant that you own the shares for which you received cash payment.

Stockholders of Record Holding Certificates

As soon as practicable after the Effective Time of a Reverse Stock Split, stockholders who held pre-split shares of our common stock in certificate form will receive a letter of transmittal accompanied by instructions specifying how they can exchange their certificates representing the pre-split shares of our common stock for a statement of holding indicating the number of post-split shares issued electronically to them and payment in lieu of any fractional share interest. The post-split shares of our common stock will be issued electronically in book-entry form with the transfer agent under the direct registration system for securities. This means that, instead of receiving a new stock certificate, these stockholders will receive a statement of holding reflecting the number of post-split shares owned in book-entry form. We will no longer issue physical stock certificates unless a stockholder makes a specific request for a share certificate representing such holder’s post-split ownership interest.

No statement of holding reflecting post-split share ownership or check for cash payment in lieu of any fractional share interest will be issued to a stockholder until such stockholder has surrendered all certificates representing shares of our pre-split common stock, together with a properly completed and executed letter of transmittal, to the exchange agent. Our transfer agent is expected to act as the “exchange agent” for purposes of implementing the exchange of stock certificates and the cash payment in lieu of fractional share interests.

Until surrendered, we will deem outstanding certificates representing the pre-split shares of our common stock to be cancelled and to only represent the number of whole shares of post-split stock to which these stockholders are entitled. Any certificates submitted for exchange, whether because of sale, transfer or other disposition of stock, will automatically be exchanged for post-split shares issued electronically in book-entry form.

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Stockholders should NOT destroy any stock certificates or submit their stock certificates now. You should submit them only after you receive instructions from us or our exchange agent.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (i) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Beneficial Holders of Common Stock

Non-registered stockholders holding common stock through a bank, broker, trustee or other nominee should note that such banks, brokers, trustees or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by us for stockholders of record. Stockholders who hold shares of our common stock with a bank, broker, trustee or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, trustees or other nominees.

Effect of the Reverse Stock Split on Stock Incentive Plan, Options, Restricted Stock and Restricted Stock Unit Awards

Based upon the final exchange ratio of the Reverse Stock Split determined by our Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders to purchase shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock or restricted stock units will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately reduced based upon the final exchange ratio determined by the Board, subject to our treatment of fractional shares.

 No Effect on Par Value; Accounting Matters

This proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock will be proportionately reduced based on the applicable final exchange ratio used in the Reverse Stock Split and the additional paid-in capital account on our balance sheet will not be materially affected due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary does not purport to be a complete discussion of all the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only.

Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (each, a “U.S. Holder”). A trust may also be a U.S. Holder if (i) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. Holder.

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This summary does not address any state, local, foreign or other tax consequences of the Reverse Stock Split, nor does it address all of the tax consequences that may be relevant to any particular stockholder in light of their circumstances, including tax consequences arising to (i) stockholders that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, and dealers in securities, commodities or currencies, (ii) stockholders that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion,” “straddle” or other integrated investment transaction for U.S. federal income tax purposes, (iii) stockholders who acquired shares of our common stock pursuant to employee stock options or otherwise as compensation, (iv) stockholders whose functional currency is not the U.S. dollar, or (v) stockholders that do not hold our common stock as “capital assets” (generally, property held for investment). If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, and all other holders of our common stock that are subject to special treatment under U.S. federal income tax law should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would sustain any such challenge.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. Therefore, no gain or loss should be recognized by a U.S. Holder upon such holder’s exchange of pre-split shares for post-split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-split shares. The U.S. Holder’s aggregate tax basis of the post-split shares received should be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the U.S. Holder’s basis allocated to fractional shares), and the holding period of the post-split shares received should include the holding period of the pre-split shares exchanged.

In general, a U.S. Holder of pre-split shares who receives cash in lieu of a fractional share interest should recognize gain or loss equal to the difference between the amount of cash received by such U.S. Holder and the amount of tax basis in the pre-split shares allocated to the fractional share interest. Such gain or loss should generally constitute capital gain or loss, as short term if the pre-split shares were held for one year or less and long term if held more than one year.

No gain or loss should be recognized by the Company as a result of the Reverse Stock Split.

A non-corporate U.S. Holder may be subject to backup withholding at a 28% rate on cash payments received pursuant to the Reverse Stock Split unless such U.S. Holder provides a correct taxpayer identification number to its broker or to the Company and otherwise complies with applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Rather, any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

No Appraisal Rights

Stockholders have no rights under Delaware law or under our Certificate of Incorporation or bylaws to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

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PROPOSAL 3:

DECREASE IN AUTHORIZED SHARES OF COMMON STOCK

Overview

Our Certificate of Incorporation currently provides that 40 million shares of common stock are authorized for issuance. Any Reverse Stock Split would reduce the number of outstanding shares, but the authorized number of shares of our common stock would remain unchanged without further action. Our Board has unanimously approved and recommended to our stockholders for approval an amendment to our Certificate of Incorporation to decrease our authorized number of shares of common stock. The proposed amendment would reduce our outstanding shares to three times the number of shares of our common stock outstanding immediately following any Reverse Stock Split, rounded up to the nearest 100,000 shares. The treatment of fractional shares in the Reverse Stock Split will be disregarded for the purposes of this calculation.

This Proposal 3 is conditioned on our stockholders’ approval of Proposal 2 relating to the proposed amendment to our Certificate of Incorporation to effect a Reverse Stock Split. In other words, this Proposal 3 will not be submitted to a vote of stockholders at the Annual Meeting if Proposal 2 is not approved by our stockholders. Notwithstanding stockholder approval of this Proposal 3 and without further action by the stockholders, our Board also reserves the right to elect not to proceed with this proposed amendment to our Certificate of Incorporation if, at any time prior to its filing, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to decrease our authorized number of shares of common stock.

The proposed amendment to our Certificate of Incorporation to decrease our authorized number of shares is in substantially the form set forth in Appendix B to this proxy statement.

Reasons for Decrease in Authorized Shares of Common Stock

A Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of common stock available for future issuance, which may be construed as having an anti-takeover effect by increasing the number of shares available for issuance to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or bylaws.

Our Board has determined that the proposed decrease in the authorized number of shares of our common stock is in the Company’s and our stockholders’ best interests because it will (i) ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance following the Reverse Stock Split, (ii) provide us with the ability to pursue financing and corporate opportunities involving our common stock, which may include acquisitions or private or public offerings of our equity securities, and (iii) provide us with the ability to grant appropriate equity incentives for our directors, officers and/or employees over time. At present, our Board has no immediate plans, arrangements or understandings to issue the additional shares of common stock.

Illustrative Examples of Decrease in Authorized Shares

The table below shows illustrative examples of the reduction authorized shares, based on selected potential exchange ratios for the Reverse Stock Split. The number of authorized shares will be reduced to three times the number of shares of our common stock outstanding immediately following a Reverse Stock Split, rounded up to the nearest 100,000 shares. The treatment of fractional shares in the Reverse Stock Split will be disregarded for purposes of this calculation.

Status	No. of Shares of Common Stock Authorized	No. of Shares of Common Stock Issued and Outstanding	No. of Shares of Common Stock Reserved for Issuance(1)	No. of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	40,000,000	26,878,891	5,051,724	8,069,385
Post-Reverse Stock Split 1-for-10	8,100,000	2,687,889	505,172	4,906,939
Post-Reverse Stock Split 1-for-12	6,800,000	2,239,908	420,977	4,139,115
Post-Reverse Stock Split 1-for-14	5,800,000	1,919,921	360,837	3,519,242
Post-Reverse Stock Split 1-for-16	5,100,000	1,679,931	315,733	3,104,336
Post-Reverse Stock Split 1-for-18	4,500,000	1,493,272	280,651	2,726,077
Post-Reverse Stock Split 1-for-20	4,100,000	1,343,945	252,586	2,503,469

(1) The pre-split number of shares of our common stock reserved for future issuance includes, as of March 10, 2017: (i) 2,440,857 shares reserved for issuance pursuant to outstanding options and restricted stock units, and (ii) 2,610,867 shares of common stock available for future grants under the Rubicon Technology, Inc. 2016 Stock Incentive Plan.

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The number of authorized shares of common stock to be included in the filed Certificate of Incorporation will be calculated based upon the final exchange ratio for the Reverse Stock Split, as determined by the Board in its sole discretion. The final exchange ratio may be any ratio not less than 1-for-10 and not greater than 1-for-20, and may be different than any ratio set forth in the above table.

Each authorized share of common stock following the implementation of the proposed amendment would have the same rights and privileges as each share of currently authorized common stock. All shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Holders of our common stock have no preemptive, subscription, redemption or conversion rights.

Certain Risks and Potential Disadvantages Associated with the Decrease in Authorized Common Stock

The proposed decrease in the authorized number of shares of our common stock could have an adverse effect on us because the Board will have less ability to issue shares of common stock in connection with a potential merger or acquisition, or capital raising transaction. Authorized but unissued shares of our common stock and preferred stock are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes including, but not limited to, raising additional capital, corporate acquisitions and equity incentive plans. Except for a stock split or stock dividend, future issuances of shares of common stock will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis. Future issuances of shares of common stock could also have the effect of making it more difficult for a third party to acquire control of our Company. In addition, the issuance of additional shares, or the perception that additional shares may be issued could also adversely affect the market price of our common stock.

Effective Time of Decrease in Authorized Shares of Common Stock

Following stockholder approval of this Proposal 3, the decrease in authorized shares of common stock would become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or such later effective time as is specified in such certificate of amendment as permitted under Delaware law. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the amendment to decrease the authorized number of shares if, at any time prior to filing the amendment to our Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders to decrease the authorized number of shares of common stock or to proceed with the Reverse Stock Split.

If the amendment is filed, at the effective time of the amendment, shares of our common stock authorized for issuance will be decreased to three times the number of post-split shares of our common stock outstanding immediately following the Reverse Stock Split, rounded up to the nearest 100,000 shares.

No Appraisal Rights

Stockholders have no rights under Delaware law or under our Certificate of Incorporation or bylaws to exercise dissenters’ rights of appraisal with respect to any decrease in number of authorized shares of our common stock described in this Proposal 3.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK.

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PROPOSAL 4: ELECTION OF DIRECTOR

Our bylaws permit our Board of Directors to establish by resolution the authorized number of directors. Our Board of Directors currently consists of six directors, who are divided into three classes with staggered three-year terms. The current terms of our Class I directors— Raymond J. Spencer and Susan M. Westphal— will expire at this Annual Meeting. Following the recommendation of the Nominating and Governance Committee, the Board of Directors recommends the re-election of Susan M. Westphal as director for a one-year term at the Annual Meeting (or as a Class I Director for a three-year term if Proposal 1 to amend our Certificate of Incorporation to declassify our Board of Directors is not approved). (See Proposal 1, Declassification of Our Board of Directors on page 8). Raymond J. Spencer is not standing for re-election and his director term will expire at the Annual Meeting. Effective as of the date of the Annual Meeting, when Mr. Spencer’s term expires, the Board of Directors has reduced the authorized number of directors to five.

The individuals named as proxies on the enclosed proxy card intend to vote your shares of common stock for the election of Ms. Westphal, the nominee proposed by the Board, unless otherwise directed. Ms. Westphal has consented to serving as a nominee and being named as a nominee in this proxy statement, and to serving as a director if elected at the Annual Meeting. However, if, contrary to our present expectations, Ms. Westphal is unable to serve or for good cause will not serve, your proxy will be voted for a substitute nominee designated by our Board of Directors, unless otherwise directed.

All of our directors bring to our Board of Directors a wealth of executive leadership experience derived from their service as corporate executives as well as service as directors on other boards. When evaluating director candidates, the Nominating and Governance Committee takes into account all factors it considers appropriate, which include (i) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, and financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), and (ii) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Nominating and Governance Committee also considers geographical, cultural, experiential and other forms of diversity when evaluating director candidates. In addition, the Nominating and Governance Committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. Information about Ms. Westphal and the rest of our current directors, including their business experience for the past five years, appears below.

NOMINEE FOR ELECTION

Class I Director

Susan M. Westphal is a continuing Class I director whose current term expires at the Annual Meeting. Ms. Westphal was appointed to the Board effective March 17, 2017 and to the Compensation and Nominating and Corporate Governance Committees effective March 22, 2017. Ms. Westphal, age 52, has been Chief Counsel at Melissa & Doug, LLC, a leading designer and manufacturer of educational toys and children’s’ products, since February 2016. Ms. Westphal is responsible for a range of legal, strategic, and organizational matters. From January 2012 to January 2016, Ms. Westphal was an attorney with Brody and Associates, LLC. Ms. Westphal was previously an attorney at law firms including Epstein, Becker, & Green, p.c, where she represented corporate clients in litigations and negotiations in commercial, real estate, and employment matters. She holds a JD from The George Washington University National Law Center and a BA from Tufts University. Ms. Westphal’s qualifications to serve on our Board of Directors include her extensive legal and negotiation experience. Ms. Westphal was recommended to the Board as a nominee by a non-management director of the Company.

Vote Required to Elect Director

Under our bylaws, our directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

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Recommendation of Our Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEE, MS. WESTPHAL.

DIRECTOR WHOSE TERM EXPIRES THIS YEAR AND NOT STANDING FOR RE-ELECTION

Class I Director

Raymond J. Spencer, 66, joined us in January 2008 as a member of our Board of Directors and also serves on our Compensation, Audit, and Nominating and Governance Committees. Since January 2011, Mr. Spencer has been the chairman of the South Australian Economic Development Board, chairman of the South Australian Health and Medical Institute and is a director of a number of private companies in the United States and Australia. From February 2007 to December 2009, Mr. Spencer served as chief executive officer of the Financial Services Strategic Business Unit of Capgemini SA, a provider of consulting, technology and outsourcing services. From February 1989 to February 2007, Mr. Spencer served as chairman and chief executive officer of Kanbay International, Inc., an information technology services firm. From 1970 to 1989, Mr. Spencer was employed by the Institute of Cultural Affairs (ICA), a not-for-profit development organization. At ICA, Mr. Spencer was the country head for India from 1970 to 1976 and was later involved in worldwide fundraising, government relations and investment operations. Mr. Spencer attended the Adelaide University School of Law. Mr. Spencer’s qualifications to sit on our Board of Directors include his global perspective and knowledge gained through experience in founding several successful businesses and as a chief executive officer of a publicly traded global information technology firm.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

Class II Directors

Following are the Class II directors whose current term will expire at the 2018 Annual Meeting.

Timothy E. Brog, 53, joined us in May 2016 as a member of our Board of Directors and was appointed as our President and Chief Executive Officer effective March 17, 2017. Mr. Brog served on our Audit Committee from July 1, 2016 until March 17, 2017 and on the Compensation Committee from December 14, 2016 to March 17, 2017. From March 2015 until March 17, 2017, Mr. Brog served as the president of Locksmith Capital Management LLC, an investment advisory firm. Previously, he served as Chairman of the Board of Directors of Peerless Systems Corporation from June 2008 to February 2015, Chief Executive Officer from August 2010 to March 2015 and a director beginning in July 2007. Mr. Brog served as a Managing Director and Portfolio Manager to Locksmith Value Opportunity Fund LP from September 2007 to August 2010. He also served as Managing Director of E2 Investment Partners LLC, a special purpose vehicle to invest in Peerless, from March 2007 to July 2008. Prior to his experience at Locksmith Capital and E2 Investment Partners, Mr. Brog was President of Pembridge Capital Management LLC and the Portfolio Manager of Pembridge Value Opportunity Fund LP, a small cap value hedge fund, from June 2004 to September 2007. He also worked as the Managing Director of The Edward Andrews Group Inc., a boutique investment bank, from 1996 to 2007. From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisitions associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Brog is currently a director of Eco-Bat Technologies Limited and has previously served as Chairman of the Board and Chairman of the Audit Committee of Deer Valley Corporation from October 2014 to April 2015, and as a member of the board of directors of the Topps Company Inc. from July 2006 to October 2007. Mr. Brog received a JD from Fordham University School of Law in 1989 and a BA from Tufts University in 1986. Mr. Brog’s qualifications to serve on our Board of Directors include his legal, investment banking, executive management and financial analysis experience.

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Michael E. Mikolajczyk, 65, served as a member of our Board of Directors from June 2001 until May 2002 and rejoined our Board of Directors in March 2004. Mr. Mikolajczyk also serves as a member of our Audit and Compensation Committees. Since September 2003, Mr. Mikolajczyk has served as managing director of Catalyst Capital Management, LLC, a private equity firm. From 2001 through 2003, Mr. Mikolajczyk worked as an independent consultant providing business and financial advisory services to early stage and mid-cap companies. Mr. Mikolajczyk also served as vice chairman of Diamond Management & Technology Consultants, Inc., a management and technology consulting firm, from 2000 to 2001, president from 1998 to 2000 and chief financial officer from 1994 to 1998. Mr. Mikolajczyk served as chief financial officer of Technology Solutions Company, a business solutions provider, from 1993 to 1994. In addition, Mr. Mikolajczyk served as a director of Diamond Management & Technology Consultants, Inc. from 1994 to 2010 and served as director of Kanbay International, Inc. from 2004 to 2007. Mr. Mikolajczyk is a CPA in the State of Michigan and holds a BS in business from Wayne State University and an MBA from Harvard Business School. Mr. Mikolajczyk’s qualifications to serve on our Board of Directors include his experience as an operating executive and his years of experience providing business and financial advisory services. Mr. Mikolajczyk is a financial expert with extensive experience in corporate governance.

Class III Directors

Following are our Class III directors whose current term will expire at our 2019 Annual Meeting. At the Annual Meeting, stockholders are being asked to approve an amendment to our Certificate of Incorporation to declassify our Board of Directors. (See Proposal 1, Declassification of The Board of Directors on page 8). Under Delaware law, this amendment would not shorten the existing term of any existing director of the Company. Our Class III directors have indicated their support for the declassification of our Board by agreeing to resign from their terms effective as of the date of the 2018 Annual Meeting if stockholders approve Proposal 1.

Don N. Aquilano, 50, has served as a member of our Board of Directors since May 2002 and as the Chairman of our Board of Directors since May 2005. He currently serves as a member of our Audit and Nominating and Governance Committees. Since 2000, Mr. Aquilano has served as managing director and president of Gazelle TechVentures, a venture capital fund. Also, since 2004, Mr. Aquilano has served as managing partner of Blue Chip Venture Company, a venture capital fund, and since 2010 as general partner of Allos Ventures, a venture capital fund. Mr. Aquilano holds a BS from the University of Arizona and an MBA from Harvard Business School. We believe that Mr. Aquilano is qualified to serve on our Board of Directors based on his extensive experience in managing venture funds, which has resulted in financial expertise and knowledge of good governance practices. As Chairman, Mr. Aquilano has been actively involved with the Company’s operations and the markets we serve for many years.

Donald R. Caldwell, 70, joined us in February 2001 as a member of our Board of Directors. He currently serves on our Audit, Compensation and Nominating and Governance Committees. Mr. Caldwell has served as the chairman and chief executive officer of Cross Atlantic Capital Partners, Inc., a venture capital fund manager, since March 1999 when he founded the company. Prior to founding Cross Atlantic Capital Partners, Mr. Caldwell was president and chief operating officer and a director of Safeguard Scientifics, Inc., a holding company which provides management resources and capital, from 1996 to 1999. Mr. Caldwell has served as a director of Quaker Chemical Corporation, a provider of process chemicals and chemical specialties, since 1997, as a director of Haverford Trust Company, a provider of wealth advisory and investment management services, since 1999, as a director of Voxware, Inc., a supplier of voice driven solutions, since 2005, as a director of Lightning Gaming, Inc., a developer and marketer of automated poker tables and slot machines, since 2006, as a director of InsPro Technologies Corporation (formerly Health Benefits Direct Corporation), a leader in enterprise insurance policy administration systems supporting group, individual life, health, annuity and hybrid products, since 2008, as a director of Beltraith Capital, a money management firm in Malvern, Pennsylvania, since 2009, as a director of Rootstock Software, a provider of enterprise software solutions for discrete manufacturers, since 2011, and as a director of Sagence Group, Inc., a management advisory firm dedicated to helping clients maximize data assets, since 2011. In addition to Mr. Caldwell’s role as a director of InsPro Technologies, he also assumed the roles of chairman and chief executive officer, effective January 2015. From 1994 to 2010, Mr. Caldwell served as a director of Diamond Management & Technology Consultants, Inc., a management and technology consulting firm, from 2005 to 2016, he served as a director of Amber Road (formerly Management Dynamics, Inc.), a provider of global trade management solutions for importers, exporters and logistic service providers, and from 2014 through the completion of its acquisition by Univest Corporation in 2016, he served as a director of Fox Chase Bancorp Inc., the holding company of Fox Chase Bank, a Pennsylvania State-Chartered Savings Bank established in 1867. Mr. Caldwell was a CPA in the State of New York and holds a BS in accounting from Babson College and an MBA from the Harvard Business School. We believe that Mr. Caldwell is qualified to serve on our Board of Directors because of his extensive experience in corporate strategy development, corporate governance and financial expertise acquired through over 40 years of business experience.

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CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

Our Board of Directors undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our Board of Directors determined that Messrs. Aquilano, Caldwell, Mikolajczyk and Spencer and Ms. Westphal are independent under the standards for director independence adopted by the Board of Directors and are “independent directors” as defined under the rules of the NASDAQ Stock Market. Our Board of Directors further determined that Mr. Brog was an independent director under these standards until March 17, 2017, the date on which he became our President and Chief Executive Officer. Mr. Weissman, who served as a director and our President and Chief Executive Officer until March 17, 2017, was not an independent director. Based on the foregoing, our Board of Directors has concluded that a majority of our Board of Directors has been independent during the periods covered by this proxy statement, as required by the rules of the NASDAQ Stock Market. The standards for director independence adopted by the Board of Directors are available for review on our website www.rubicontechnology.com in the section “Investors”.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE

Our Board of Directors is led by an independent Chairman, Mr. Aquilano. The Board has determined that having an independent Chairman is in the best interest of the Company’s stockholders at this time and adopted a formal policy to that effect on December 14, 2016. The Board believes that this leadership structure is appropriate because it strikes an effective balance between management and independent director participation in the Board process. The independent Chairman role allows our Chief Executive Officer to focus on his management responsibilities in leading the business, setting the strategic direction of the Company and optimizing the day-to-day performance and operations of the Company. At the same time, the independent Chairman can focus on Board leadership, providing guidance to the Chief Executive Officer and the Company’s overall business strategy. The Board believes that the separation of functions between the Chief Executive Officer and Chairman of the Board provides independent leadership of the Board in the exercise of its management oversight responsibilities, increases the accountability of the Chief Executive Officer and creates transparency into the relationship among executive management, the Board of Directors and the stockholders. The independent Chairman regularly presides at executive sessions of the independent directors, without the presence of management. We have maintained this leadership structure since our inception.

BOARD OF DIRECTORS OVERSIGHT OF RISK

Our executive management team is responsible for our day-to-day risk management activities. The Board of Directors oversees these risk management activities, delegating its authority in this regard to the standing committees of the Board of Directors. The Audit Committee is responsible for discussing with executive management policies with respect to financial risk and enterprise risk management. The Audit Committee also oversees the Company’s corporate compliance programs. The Compensation Committee considers risk in connection with its design of compensation programs for our executives. The Nominating and Governance Committee reviews the Company’s corporate governance principles and their implementation. Each committee regularly reports to the Board of Directors. In addition to each committee’s risk management oversight, the Board of Directors regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

The Board of Directors believes that each committee’s risk oversight function, together with the efforts of the full Board of Directors and the Chief Executive Officer in this regard, enables the Board of Directors to effectively oversee the Company’s risk management activities.

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COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

Our Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Described below are the membership and principal responsibilities of all of the standing committees of the Board of Directors, as well as the number of meetings held during fiscal year 2016. Each of these committees is composed entirely of non-employee directors who have been determined by our Board of Directors to be independent under the current requirements of the NASDAQ Stock Market and the rules and regulations of the SEC. Each committee operates under a charter approved by the Board of Directors setting out the purposes and responsibilities of the committee. All committee charters are available for review on our website, http://ir.rubicontechnology.com/govdocs.aspx?iid=4384786. The information contained on our website is not a part of this proxy statement and shall not be deemed incorporated by reference into this proxy statement or any other public filing made by us with the SEC.

The Board of Directors held nine meetings during fiscal year 2016. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which he served during 2016. Our non-employee directors meet regularly without our Chief Executive Officer present.

Audit Committee

From January 1, 2016 until June 30, 2016, our Audit Committee was comprised of Don N. Aquilano, Michael E. Mikolajczyk and Raymond J. Spencer. From July 1, 2016 until March 17, 2017, our Audit Committee was comprised of Don N. Aquilano, Timothy E. Brog and Michael E. Mikolajczyk. Mr. Brog resigned from the committee effective March 17, 2017, the date on which he became an executive officer of the Company. Donald R. Caldwell was appointed to the committee effective March 22, 2017 to replace Mr. Brog,

Mr. Mikolajczyk is the chairman of our Audit Committee. Our Board of Directors has determined that each member of our Audit Committee, during the period served on the committee, met or meets the requirements for financial sophistication and independence for Audit Committee membership under the current requirements of the NASDAQ Stock Market and SEC rules and regulations. Our Board of Directors has also determined that Mr. Mikolajczyk is an “audit committee financial expert” as defined in the SEC rules. The Audit Committee’s responsibilities include, but are not limited to:

●	selecting and hiring our independent registered public accounting firm, and approving the audit and permitted non-audit services to be performed by our independent registered public accounting firm;

●	evaluating the qualifications, experience, performance and independence of our independent registered public accounting firm;

●	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

●	reviewing the adequacy, effectiveness and integrity of our internal control policies and procedures;

●	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;

●	preparing the Audit Committee report required by the SEC in our annual proxy statement; and

●	overseeing management with respect to enterprise and financial risk management.

Our Audit Committee held nine meetings during fiscal year 2016.

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Compensation Committee

From January 1, 2016 until December 13, 2016, our Compensation Committee was comprised of Donald R. Caldwell, Michael E. Mikolajczyk and Raymond J. Spencer. Mr. Brog also served on the committee from December 14, 2016 until March 17, 2017. Susan M. Westphal was appointed to the committee effective March 22, 2017 to replace Mr. Brog.

Mr. Caldwell is the chairman of our Compensation Committee. The Compensation Committee’s responsibilities include, but are not limited to:

●	reviewing and approving our Chief Executive Officer’s and other executive officers’ annual base salaries and annual bonuses;

●	evaluating and recommending to the Board of Directors incentive compensation plans;

●	overseeing an evaluation of the performance of our executive officers;

●	administering, reviewing and making recommendations with respect to our equity compensation plans; and

●	reviewing and making recommendations to the Board of Directors with respect to director compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of one or more compensation consultants or other advisors to assist it with these duties.

Our Compensation Committee held five meetings during fiscal year 2016.

Nominating and Governance Committee

Don N. Aquilano, Donald R. Caldwell and Raymond J. Spencer serve on the Nominating and Governance Committee. Susan M. Westphal was appointed to the committee effective March 22, 2017. Mr. Spencer is the chairman of our Nominating and Governance Committee. The Nominating and Governance Committee’s responsibilities include, but are not limited to:

●	developing and recommending to the Board of Directors criteria for Board of Directors and committee membership;

●	assisting our Board of Directors in identifying prospective director nominees and recommending to the Board of Directors nominees for each annual meeting of stockholders;

●	recommending members for each committee to our Board of Directors;

●	reviewing developments in corporate governance practices and developing and recommending governance principles applicable to our Board of Directors; and

●	overseeing the evaluation of the Board of Directors.

Our Nominating and Governance Committee held four meetings during fiscal year 2016.

CODE OF ETHICS

We have adopted a Code of Ethics that applies to all of our employees, officers and directors. A copy of the Code of Ethics is available on our website at www.rubicontechnology.com, and any waiver from the Code of Ethics will be timely disclosed on the Company’s website as will any amendments to the Code of Ethics. The information found on our website is not part of this proxy statement or any report filed with or furnished to the SEC.

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POLICIES AND PROCEDURES GOVERNING DIRECTOR NOMINATIONS

The Nominating and Governance Committee considers candidates for nomination to the Board of Directors from a number of sources, including recommendations by current members of the Board of Directors and members of management. Current members of the Board of Directors are considered for re-election unless they have notified us that they do not wish to stand for re-election. The Nominating and Governance Committee will also consider director candidates recommended by our stockholders, although a formal policy has not been adopted with respect to consideration of such candidates because stockholders may nominate director candidates pursuant to our bylaws. Stockholders desiring to submit recommendations for director candidates must follow the following procedures:

●	The Nominating and Governance Committee will accept recommendations of director candidates throughout the year; however, in order for a recommended candidate to be considered for nomination for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Secretary of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the anniversary date of our most recent annual meeting of stockholders, unless the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, in which case notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which we first publicly announce the date of such annual meeting. If the number of directors to be elected to the Board is increased and the Company does not make public announcement naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination notice will also be considered timely with respect to nominees for any newly created positions if such notice is delivered to the Secretary not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

●	A stockholder making the recommendation must be a stockholder of record at the time of giving of notice, be entitled to vote at the meeting and comply with the notice procedures set forth in the bylaws. Furthermore, this recommendation must be in writing and must include the following initial information: (i) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in proxy solicitations for election of directors in an election contest, or would otherwise be required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 promulgated under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, the name and address of such stockholder and beneficial owner, and the class and number of shares of the Company that are owned beneficially and of record by such stockholder and beneficial owner. The Nominating and Governance Committee may subsequently request additional information regarding the candidate.

●	Recommendations must be sent by U.S. Mail, courier or expedited delivery service to Mardel A. Graffy, Secretary, Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106.

In evaluating nominees for director, the Nominating and Governance Committee is guided by, among other things, the objective that the Board of Directors be composed of qualified, dedicated and highly regarded individuals who have experience relevant to our operations and who understand the complexities of our business environment. See “Proposal 4: Election of Director” on page 18 for a discussion of the evaluation of director candidate. The Nominating and Governance Committee may also consider other factors such as whether the candidate is independent under the standards adopted by the Board of Directors and within the meaning of the listing standards of the NASDAQ Stock Market, and whether the candidate meets any additional requirements for service on the Audit Committee. The Nominating and Governance Committee does not intend to evaluate candidates recommended by stockholders any differently than other candidates.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested parties, including stockholders, may communicate by mail with all or selected members of the Board of Directors. Correspondence should be addressed to the Board of Directors or any individual director(s) or group or committee of directors either by name or title (for example, “Chairman of the Nominating and Governance Committee” or “All Non-Management Directors”). All correspondence should be sent c/o Mardel A. Graffy, Secretary, Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106. The Secretary will, in consultation with the appropriate members of the Board as necessary, generally screen out communications from stockholders to identify communications that are (i) commercial, charitable or other solicitations for products, services and funds, (ii) matters of a personal nature not relevant for stockholders, or (iii) matters that are of a type that render them improper or irrelevant to the functioning of the Board and the Company.

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ATTENDANCE AT ANNUAL MEETING

Directors are encouraged, but not required, to attend our annual stockholders’ meeting. All directors attended the 2016 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of Rubicon’s financial reporting process.

Rubicon’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, and systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Rubicon’s independent registered public accounting firm, Grant Thornton LLP, is responsible for performing an independent audit of the financial statements and issuing its reports thereon.

The Audit Committee conducted its oversight activities in accordance with the duties and responsibilities outlined in the Audit Committee charter. These activities included, but were not limited to, the following during the fiscal year ended December 31, 2016:

●	Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements, the quarterly financial statements, and the earnings press releases for the year ended December 31, 2016. Management has the primary responsibility for such financial statements and press releases.

●	Reviewed with management and the independent registered public accounting firm management’s annual report on internal controls over financial reporting.

●	Discussed with the independent registered public accounting firm the matters requiring discussion by the statement on Auditing Standards No. 16, as amended (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

●	Received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

In reliance on the committee’s review and discussions of the matters referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements and management’s annual report on internal controls over financial reporting be included in Rubicon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Michael E. Mikolajczyk, Chairman

Don N. Aquilano

Timothy E. Brog

March 13, 2017

The foregoing Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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DIRECTOR COMPENSATION

Directors who are our employees or employees of our subsidiaries receive no remuneration for serving as directors. For 2016, all non-employee directors received an annual fee of $70,000, plus $5,500 per year for service on the Audit Committee, $2,750 per year for service on the Compensation Committee, and $3,250 per year for service on the Nominating and Governance Committee. Through September 30, 2016, the Chairman of the Board of Directors received an additional annual fee of $110,000, which starting with the fourth quarter 2016, was adjusted to an annual amount of $90,000. The chairs of the Audit, Compensation and Nominating and Governance Committees receive, per year, $11,750, $6,000 and $5,000, respectively, in each case in lieu of committee service compensation. No additional payment is made for meeting attendance.

In addition, for 2016, each of Messrs. Aquilano, Mikolajczyk and Spencer received a restricted stock award with a value of $30,000 for his service on a special committee, which committee was ultimately disbanded at the beginning of the fourth quarter 2016. Except as set forth below, for 2016, each director’s fees were paid entirely in restricted stock which vested in four equal installments at the end of each calendar quarter in 2016. See footnote 2 to the table below for information regarding an arrangement with Mr. Aquilano to pay half of his fourth quarter fees in cash. Upon joining the Board on May 26, 2016, Mr. Brog received the pro-rated annual fee for non-employee directors. This fee was paid one-half in cash and one-half in restricted stock, which vested in installments at the end of each remaining calendar quarter in 2016. In addition, consistent with the Company’s past practice, Mr. Brog received a one-time $100,000 payment upon his appointment to the Board of Directors payable one-half in cash and one-half in restricted stock. This restricted stock award was valued at $50,000 based on the market price of our common stock at the time of the grant, and vests ratably on each of the first three anniversaries of the grant date. The cash payment is paid ratably on each of the first three anniversaries of the grant date. Effective March 17, 2017, Mr. Brog was appointed as our President and Chief Executive Officer. From and after this date, Mr. Brog continues to serve as a director but will not receive any compensation for his service as a director; provided, that the one-time equity and cash grants that Mr. Brog received upon joining the Board will continue to vest and remain payable in accordance with their terms so long as Mr. Brog continues to serve on the Board. We also have a policy of reimbursing directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board or committee meetings or conducting Company business.

The following table sets forth information regarding the aggregate compensation we paid to the non-employee members of our Board of Directors for fiscal 2016. Susan M. Westphal was appointed as a non-employee director of the Company effective March 17, 2017 and did not receive any director compensation in fiscal 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Total ($)
Don N. Aquilano	-	228,750	(2)	228,750
Donald R. Caldwell	-	79,250	(3)	79,250
Michael E. Mikolajczyk	-	124,500	(4)	124,500
Raymond J. Spencer	-	123,250	(5)	123,250
Timothy E. Brog(6)	22,471	86,375	(7)	108,846

(1)	Amounts reflect the aggregate grant date fair value of the restricted stock awards granted in 2016 in accordance with FASB ASC Topic 718, as discussed in Note 6 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	On January 1, 2016, we granted Mr. Aquilano 200,657 shares of restricted stock, which vested in four equal installments at the end of each quarter of 2016, beginning with the quarter ended March 31, 2016. In connection with the disbandment of a special committee upon which Mr. Aquilano served, on October 1, 2016 Mr. Aquilano forfeited 8,772 shares of restricted stock previously granted on January 1, 2016. Also, in connection with the reduction of the compensation payable for service as the Chairman of the Board of Directors, on October 1, 2016 Mr. Aquilano forfeited 4,386 shares of restricted stock previously granted on January 1, 2016. The Board approved an arrangement to pay to Mr. Aquilano in cash one-half of the fees payable to him for director services in the fourth quarter of 2016; this resulted in the disposition to the Company of 33,476 shares of restricted stock previously granted to Mr. Aquilano in exchange for cash payment of $21,093, which represented the then-current fair market value of such shares. As of December 31, 2016, Mr. Aquilano held options with respect to 117,570 shares.

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(3)	On January 1, 2016, we granted Mr. Caldwell 69,517 shares of restricted stock, which vested in four equal installments at the end of each quarter of 2016, beginning with the quarter ended March 31, 2016. As of December 31, 2016, Mr. Caldwell held options with respect to 17,587 shares. All equity compensation awarded to Mr. Caldwell is held for the benefit of Cross Atlantic Technology Fund II, L.P., The Co-Investment 2000 Fund, L.P. and Cross Atlantic Capital Partners, Inc. Cross Atlantic Capital Partners, Inc. is 100% controlled by Mr. Caldwell.

(4)	On January 1, 2016, we granted Mr. Mikolajczyk 109,210 shares of restricted stock, which vested in four equal installments at the end of each quarter of 2016, beginning with the quarter ended March 31, 2016. In connection with the disbandment of a special committee upon which Mr. Mikolajczyk served, on October 1, 2016 Mr. Mikolajczyk forfeited 8,772 shares of restricted stock previously granted on January 1, 2016. As of December 31, 2016, Mr. Mikolajczyk held options with respect to 19,491 shares.

(5)	On January 1, 2016, we granted Mr. Spencer 108,114 shares of restricted stock, which vested in four equal installments at the end of each quarter of 2016, beginning with the quarter ended March 31, 2016. When Mr. Spencer left the Audit Committee effective July 1, 2016 he forfeited 2,412 shares of restricted stock previously granted on January 1, 2016. Also, in connection with the disbandment of a special committee upon which Mr. Spencer served, on October 1, 2016 Mr. Spencer forfeited 8,772 shares of restricted stock previously granted on January 1, 2016. As of December 31, 2016, Mr. Spencer held options with respect to 16,588 shares.

(6)	Effective March 17, 2017, Mr. Brog was appointed as our President and Chief Executive Officer. From and after this date, Mr. Brog continues to serve as a director but will not receive any compensation for his service as a director provided, that the one-time equity and cash grants that Mr. Brog received upon joining the Board will continue to vest and remain payable in accordance with their terms so long as Mr. Brog continues to serve on the Board.

(7)	On May 26, 2016, we granted Mr. Brog 73,529 shares of restricted stock which vests in equal annual installments over a period of three years with the first vesting date on May 25, 2017. Also on May 26, 2016, we granted Mr. Brog 31,023 shares of restricted stock which vested as follows: 18,050 shares vested on September 30, 2016 and 12,973 shares vested on December 31, 2016. In connection with Mr. Brog’s appointment to the Audit Committee effective July 1, 2016 he was granted 1,375 shares of restricted stock which vested in two installments at the end of each remaining quarter of 2016, beginning with the quarter ended September 30, 2016. As of December 31, 2016, Mr. Brog held no options to purchase shares of common stock.

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EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

CURRENT EXECUTIVE OFFICERS

Timothy E. Brog, age 53, was appointed as our President and Chief Executive Officer effective March 17, 2017. Mr. Brog has also been a member of our Board of Directors since May 2016. His biographical information is provided under “Proposal 4: Election of Director” on page 18 above.

Mardel A. Graffy, age 57, has served as our Chief Financial Officer, Treasurer and Secretary since December 2014. Prior to that, Ms. Graffy served as our Vice-President of Financial Operations from September 2014 to December 2014, our Vice-President of Finance from July 2008 to September 2014, our Controller from July 2007 to July 2008 and our Director of Finance from January 2005 to July 2007. From 1987 to 2004 she served in various capacities at FMC/FMC Technologies, Inc., a world leader among producers of chemicals and machinery for industry and agriculture, including project and reporting manager, employee service center controller and pension benefit manager, and consolidation and financial reporting manager. From 1982 to 1987 she was with KPMG, a public accounting firm. Ms. Graffy is a certified public accountant and holds a BS in accounting and business administration from Illinois State University.

SUMMARY COMPENSATION TABLE

The table below sets forth, the compensation earned by William F. Weissman, the President and Chief Executive Officer, Mardel A. Graffy, the Chief Financial Officer, and Hany Tamim, the Chief Operating Officer, during fiscal 2015 and fiscal 2016. Such persons are referred to in this proxy statement as our “named executive officers.” Mr. Tamim’s employment with us ended effective as of December 31, 2016 and Mr. Weissman’s employment with us ended effective as of March 17, 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(3) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
William F. Weissman(1)	2016	306,661	—	—	—	—	306,661
President & Chief Executive Officer	2015	302,414	50,000(2)	99,999	159,492	—	611,905

Mardel A. Graffy	2016	203,033	—	—	—	—	203,033
Chief Financial Officer	2015	201,644	—	50,000	100,000	—	351,644

Hany Tamim(5)	2016	225,000	42,556	—	—	136,369	403,925
Chief Operating Officer	2015	49,597	—	56,500	18,916	—	125,013

(1)	Mr. Weissman served as our President Chief Executive Officer from December 2014 to March 16, 2017.
(2)	Amount represents a cash bonus paid to Mr. Weissman in 2015 in connection with his appointment as Interim Chief Executive Officer and President in September 2014.
(3)	Amounts represent the full grant date fair value of the stock option awards, restricted stock awards and restricted stock units granted in 2015, calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the stock option awards and restricted stock unit awards in 2015, please see Note 7 to the Company’s consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016. The restricted stock units granted to Mr. Weissman and Ms. Graffy in 2015 were forfeited in March 2016 because the 2015 cash flow target performance goal (discussed below) was not achieved.
(4)	Reflects value of vehicle rental of $10,857 and severance of $125,512 paid in accordance with Mr. Tamim’s letter of appointment for termination without cause on December 31, 2016.
(5)	Mr. Tamim was our Chief Operating Officer from October 2015 to December 2016. The table includes his compensation for this period.

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Discussion of Summary Compensation Table

Our executive compensation policies and practices for fiscal 2016 and 2015, pursuant to which the compensation set forth in the “Summary Compensation Table” table was paid or awarded, are described below.

Base salary

Pursuant to the terms of their employment agreements, the annual base salaries for 2016 and 2015 for Mr. Weissman, Ms. Graffy and Mr. Tamim were $300,000, $200,000 and $225,000, respectively. We formally evaluate executive performance on an annual basis, and these evaluations are one of the factors considered in making adjustments to base salaries. After consideration of the Company’s performance within our industry, the base salaries for our named executive officers were not increased in 2016.

Cash incentive bonuses

The primary objectives of our incentive bonus plan are to provide an incentive for superior work, to motivate our executives toward even higher achievement and business results, to tie our executives’ goals and interests to ours and our stockholders’ and to enable us to attract and retain highly qualified individuals. These targets are typically set in the first three months of the year. The targets under our incentive bonus plan are mutually agreed upon by the independent directors and each of the executives. For 2016, Mr. Weissman was entitled to receive a bonus of up to one-half of his base salary and Ms. Graffy and Mr. Tamim were entitled to receive a bonus of up to 30% of their base salaries, in each case based on our achieving the following pre-determined targets. Forty-five percent (45%) of the bonus would be paid if the Company’s operations had been cash flow positive (the “2016 Cash Flow Target”), meaning that the Company was cash flow positive for the fourth quarter of 2016 and was reasonably expected to be cash flow positive in 2017. If, and only if, the 2016 Cash Flow Target had been achieved, then the remaining 55% of the target bonus could have been achieved based upon the following performance goals: an additional 15% of the target bonus would be paid if the Company’s annual optical revenue was $8.0 million or more, 15% of the target bonus would be paid if the Company had qualified Sapphire on Glass (“SoG”) for production with at least one customer, 15% of the target bonus would be paid if for the Company’s LANCE product, the Air Force Research Lab deliverables were completed and qualified with at least one customer, 5% of the target bonus would be paid if the Company sold out wafer capacity by the end of 2016 and 5% of the target bonus would be paid if the Company qualified with two other six inch wafer customers. The 2016 Cash Flow Target was not achieved and, therefore, no incentive cash bonuses were paid to executive officers for fiscal 2016.

In consideration for his continued supervision of operations at the Penang, Malaysia facility through its closure in order for us to honor our customer obligations, on September 12, 2016, we approved cash bonuses to Mr. Tamim for the months of October and November 2016 in the amount of either $10,000 or $15,000 per month, contingent on the polished wafer cost in the respective month being below specified thresholds. These thresholds were achieved and bonuses aggregating $30,000 were paid to Mr. Tamim. Also on September 12, 2016, we determined that Mr. Tamim would be eligible to receive an incentive bonus equal to 1% of the sale price of the real estate in Penang if Mr. Tamim was able to arrange the successful sale of such property. No sale of the property was arranged. Consistent with the Company’s determination to close its facility in Penang and to sell the Company’s assets relating to the Malaysian operations, on September 28, 2016, the Compensation Committee determined that Mr. Tamim would receive an incentive bonus equal to 2% of the sale price of any of our remaining equipment in Penang if Mr. Tamim was able to successfully arrange the sale of such equipment. Mr. Tamim was paid $12,556 in connection with the sales of equipment he arranged. These bonuses were subject to certain conditions, including Mr. Tamim’s continued employment with us through November 30, 2016. The bonus amounts described above were in addition to severance payments that Mr. Tamim was eligible to receive under his letter of appointment and applicable law.

For 2015, Mr. Weissman was entitled to receive a bonus of up to one-half of his base salary and Ms. Graffy and Mr. Tamim were entitled to receive a bonus of up to 30% of their base salaries, in each case based on our achieving the following pre-determined targets. Fifty percent (50%) of the bonus would be paid if the Company’s operations had been cash flow positive (the “2015 Cash Flow Target”), meaning that the Company was cash flow positive for the fourth quarter of 2015 and was reasonably expected to be cash flow positive in 2016. If, and only if the 2015 Cash Flow Target had been achieved, then the remaining 50% of the target bonus could have been achieved based upon the following performance goals: an additional 25% of the target bonus would be paid if the Company’s patterned sapphire wafer (“PSS”) infrastructure was running at full capacity, 15% of the target bonus would be paid if the Company had generated revenue from sales of Sapphire on Glass (“SoG”) and had satisfactorily completed the proof of concept work on its near-net shape pure sapphire products, and 10% of the target bonus would be paid if the run rate of annualized revenue from the Company’s optical business for 2015, based on revenue recognized in the fourth quarter of 2015, was at least 50% greater than the revenue recognized in 2014, and such run rate was reasonably expected to continue at such level or greater for 2016. The 2015 Cash Flow Target was not achieved and, therefore, no incentive cash bonuses were paid to executive officers for fiscal 2015.

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Equity incentive compensation

In 2008, our Board of Directors adopted a policy generally to grant equity awards to executives once per year to the extent equity awards are to be granted during such year (except in the case of newly hired executives, as described below). With respect to newly hired executives, our practice is typically to make equity grants at the first meeting of the Board of Directors following such executive’s hire date. We do not have any program, plan or practice to time equity awards in coordination with the release of material non-public information. There were no equity awards granted to executives in 2016.

On February 18, 2015, the Company entered into employment agreements with Mr. Weissman and Ms. Graffy. Pursuant to the terms of their employment agreements, Mr. Weissman was granted restricted stock units valued at $100,000 and Ms. Graffy was granted restricted stock units valued at $50,000. The vesting condition metrics of the restricted stock units were determined by the Compensation Committee. Fifty percent (50%) of the restricted stock units would have vested if the Company’s operations had satisfied the 2015 Cash Flow Target (described above). If, and only if the 2015 Cash Flow Target had been achieved, then the remaining 50% of the restricted stock units would have been eligible to vest as follows: 25% of the restricted stock units would have vested if the Company’s PSS infrastructure was running at full capacity, 15% of the restricted stock units would have vested if the Company had generated revenue from sales of SoG and had satisfactorily completed the proof of concept work on its near-net shape pure sapphire products, and 10% of the restricted stock units would have vested if the run rate of annualized revenue from the Company’s optical business for 2015, based on revenue recognized in the fourth quarter of 2015, was at least 50% greater than the revenue recognized in 2014, and such run rate was reasonably expected to continue at such level or greater for 2016. The 2015 Cash Flow Target was not achieved and, as a result, the restricted stock unit awards were forfeited by Mr. Weissman and Ms. Graffy.

In addition, pursuant to the terms of their employment agreements, options to purchase shares of Company common stock were granted to Mr. Weissman and Ms. Graffy on December 1, 2015. For Mr. Weissman, the number of options granted reflected the number of whole options nearest the target value of $250,000 determined using the fair market value per share as of the date of grant. On December 1, 2015, Mr. Weissman’s employment agreement was amended to reduce the value of the option grant to ensure that the number of shares subject to the option grant was within the annual grant limitations as set forth in the Rubicon Technology, Inc. 2007 Stock Incentive Plan, as amended and restated effective March 23, 2011 (the “2007 Plan”). For Ms. Graffy, the number of options granted reflected the number of whole options nearest the target value of $100,000 determined using the fair market value per share as determined as of date of grant. Each option grant had a ten-year term, an exercise price equal to the closing price of the Company’s common stock on the date prior to the date of grant and provided for vesting in four equal annual installments.

On October 31, 2015, the Company entered into a letter of appointment with Mr. Tamim. Upon the execution of the letter of appointment, the Company’s Board of Directors granted to Mr. Tamim options to purchase 30,000 shares of the Company common stock under the 2007 Plan. The options were granted with a ten-year term, with an exercise price equal to the closing price of the Company’s common stock on the date prior to the date of grant and vest in four equal annual installments. On November 1, 2015, the Company granted Mr. Tamim 50,000 restricted stock units under the 2007 Plan. The restricted stock units vest ratably over a three-year period and vest immediately upon a change in control. Per terms of Mr. Tamim’s letter of appointment, upon his termination without cause on December 31, 2016, all unvested options and restricted stock units became fully vested.

The 2015 stock option and restricted stock unit grants were made pursuant to our 2007 Plan, which was adopted by our Board of Directors and our stockholders in connection with our initial public offering. The 2007 Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and bonus shares.

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Severance and change in control arrangements

Payments upon termination are described below under “Potential Payments Upon Termination of Employment or Change in Control”.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

The following table sets forth the outstanding equity awards for our named executive officers as of December 31, 2016. Hany Tamim served as our Chief Operating Officer until December 31, 2016. William Weissman served as our President and Chief Executive Officer until March 17, 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Units That Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Not Vested ($)
William F. Weissman	1,514		—		8.45	June 18, 2017(1)
	95,174		—		8.45	August 29, 2017(1)
	75,000		—		4.01	February 27, 2019(1)
	50,000		—		19.21	December 8, 2019(1)
	50,000		—		19.21	December 8, 2019(1)
	23,455		—		7.97	July 1, 2023(1)
	100,000		—		5.20	September 16, 2024(1)
	69,445	(2)	208,333	(2)	1.00	November 30, 2025(2)

Mardel A. Graffy	1,923		—		0.78	June 30, 2016
	3,846		—		8.45	June 18, 2017
	7,692		—		8.45	August 29, 2017
	10,000		—		18.50	December 2, 2017
	30,000		—		4.01	February 27, 2019
	15,000		—		32.67	June 22, 2020
	15,000		—		10.19	December 13, 2021
	12,500	(4)	12,500	(4)	5.12	September 19, 2024
	43,541	(3)	130,624	(3)	1.00	November 30, 2025
							1,155	(5)	693	(8)
							2,990	(6)	1,794	(8)

Hany Tamim	30,000	(7)	—		1.10	March 31, 2017

(1)	In connection with the termination of Mr. Weissman’s employment effective March 17, 2017, such options remain exercisable until June 17, 2017.
(2)	In connection with the termination of Mr. Weissman’s employment effective March 17, 2017, all of his unvested options became vested on March 24, 2017 and the exercise date of his options granted on December 1, 2015 was extended to March 17, 2019. The exercise period for these options would have otherwise expired on June 17, 2017 as a result of Mr. Weissman’s termination.
(3)	The stock options vest in equal annual installments over a period of four years with the first vesting date on December 1, 2016, provided that Ms. Graffy remains employed with us through the applicable vesting dates.
(4)	The stock options vest in equal annual installments over a period of four years with the first vesting date on September 19, 2015, provided that Ms. Graffy remains employed with us through the applicable vesting dates.
(5)	The award of 4,621 restricted stock units vests in equal annual installments over a period of four years with the first vesting date on November 1, 2014, provided that Ms. Graffy remains employed with us through the applicable vesting dates.

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(6)	The award of 8,971 restricted stock units vests in equal annual installments over a period of three years with the first vesting date on November 1, 2015, provided that Ms. Graffy remains employed with us through the applicable vesting dates.
(7)	The stock options were scheduled to vest in equal annual installments over a period of four years with the first vesting date on December 1, 2016, provided that Mr. Tamim remained employed with us through the applicable vesting dates. Per terms of Mr. Tamim’s letter of appointment, upon his termination without cause on December 31, 2016, all unvested options became fully vested.
(8)	The market value of unvested stock awards is calculated by multiplying the number of unvested restricted stock units by $0.60, the closing price of the Company’s common stock on The NASDAQ Stock Market on December 31, 2016.

TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

Mr. Weissman’s Severance Terms.   Effective March 17, 2017, Mr. Weissman’s employment with us ended and the Company and Mr. Weissman entered into the Separation Agreement, under which Mr. Weissman will receive $300,000, payable over a period of twelve (12) months, and health and welfare benefits for a period of twelve (12) months. All of Mr. Weissman’s unvested options became vested on March 24, 2017. All of Mr. Weissman’s options will remain exercisable until June 17, 2017, provided, that 277,778 options granted to Mr. Weissman on December 1, 2015 will expire on March 17, 2019. Pursuant to the Separation Agreement, Mr. Weissman has provided the Company with a general release of claims against the Company.

Ms. Graffy’s Severance Terms.   Pursuant to the terms of her employment agreement, if Ms. Graffy’s employment is terminated by us without “cause” or if she resigns for “good reason,” she will receive a continuation of her annual base salary for six months thereafter and all of her outstanding stock option awards will become vested, provided that Ms. Graffy delivers a release of claims to the Company. In addition, she will receive a continuation of her medical and welfare benefits for a period of six months thereafter. If within two years after a “change in control,” as defined in the 2007 Plan and summarized below, we terminate Ms. Graffy without cause or she resigns for good reason, she will be entitled to a lump sum payment equal to 50% of her annual base salary in lieu of the salary continuation described above.

For purposes of Ms. Graffy’s agreement (i) “cause” generally is defined as willful misconduct materially and adversely affecting us; theft, fraud, embezzlement or similar behavior; indictment or conviction of a felony; or willfully failing to substantially perform the material duties of her position, other than failure resulting from incapacity due to physical or mental illness, following a demand for performance delivered by the Board of Directors and a specified cure period of not less than 10 days; and (ii) “good reason” generally is defined as a material reduction in base salary or benefits; substantial diminution in Ms. Graffy’s duties, responsibilities or title, if uncured by us within 30 days of receipt of notice from Ms. Graffy; or relocation for a period of greater than six consecutive months greater than 100 miles from the Chicago metropolitan area.

Mr. Tamim’s Severance Terms.   Mr. Tamim’s employment with us ended on December 31, 2016. Pursuant to the terms of his letter agreement, upon his termination, Mr. Tamim became entitled to receive a continuation of his annual base salary for six months thereafter and his options and restricted stock units became vested. In addition, he became entitled to receive any unused vacation pay, any bonus earned prior to the termination date that remained unpaid, reimbursement of medical claims for six months following the termination date, and a continuation of his medical and welfare benefits for a period of six months thereafter. The value of Mr. Tamim’s severance benefits is reported in the Summary Compensation Table above.

Restrictive Covenants.   Each executive’s employment agreement contained or contains customary non-competition and non-solicitation covenants. These restrictions survive for a period of 12 months after the executive’s resignation or termination, and in the event of a breach of his or her employment agreement, the period is automatically extended by the period of the breach.

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Equity Compensation Awards.   The equity compensation awards granted under the 2007 Plan may become vested upon a change in control. The 2007 Plan provides that in the event of “change in control,” as defined in the 2007 Plan, each outstanding award will be treated as the Compensation Committee determines, including that the successor corporation or its parent or subsidiary may be required to assume or substitute an equivalent award for each outstanding award. The Compensation Committee is not required to treat all awards similarly. If there is no assumption or substitution of outstanding awards, the award recipient will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse and all performance goals or other vesting requirements for performance awards will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met. If an option or stock appreciation right is not assumed or substituted, the Compensation Committee will provide notice to the award recipient that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Compensation Committee in its discretion, and the option or stock appreciation right will terminate upon the expiration of such period. Notwithstanding the Compensation Committee’s general discretionary authority described above, the individual award agreements may provide for the vesting of such awards upon the occurrence of a change in control. Under the 2007 Plan, a “change in control” is deemed to occur when (i) a person becomes the beneficial owner (directly or indirectly) of at least 50% of the voting power represented by the Company’s outstanding voting securities, (ii) the Company sells or disposes of all or substantially all of its assets, (iii) the composition of the Board of Directors changes within a two-year period resulting in fewer than a majority of the directors being “incumbent directors” (as defined in the 2007 Plan), or (iv) a merger or consolidation of the Company is consummated with any other corporation resulting in the voting securities of the Company outstanding immediately prior thereto representing (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) less than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

LIMITATION ON LIABILITY AND INDEMNITY

Our Certificate of Incorporation contains provisions that limit or eliminate the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as a director, except liability for:

●	any breach of the director’s duty of loyalty to us or our stockholders;

●	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions as provided in Section 174 of the Delaware General Corporation Law; or

●	any transaction from which the director derived an improper personal benefit.

Our bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered into agreements and intend to continue to enter into agreements to indemnify our executive officers and directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding for which indemnification is available. We believe these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors’ and officers’ insurance.

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PROPOSAL 5:

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and is submitting this matter to the stockholders for ratification at the Annual Meeting. Grant Thornton has served as the Company’s independent registered public accounting firm since 2002. One or more representatives of Grant Thornton will be present at the Annual Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton as our independent registered public accounting firm. However, the Board is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the proposal to ratify the selection of Grant Thornton is defeated, the adverse vote will be considered as a direction to the Board to select another independent registered public accounting firm for the next fiscal year ending December 31, 2018. However, because of the expense and difficulty in changing independent registered public accounting firms after the beginning of a year, the Board intends to allow the appointment of Grant Thornton for the fiscal year ending December 31, 2017 to stand unless the Board finds other reasons for making a change.

Audit Fees

The aggregate fees billed by Grant Thornton for audit services (audit of the Company’s annual financial statements, reviews of the Company’s interim unaudited financial statements, and assistance with and review of SEC filings) for fiscal 2016 and fiscal 2015 were $282,044 and $357,696, respectively.

Audit-Related Fees

There were no audit-related fees billed by Grant Thornton in fiscal 2016 or fiscal 2015.

Tax Fees

The aggregate fees billed by Grant Thornton in fiscal 2016 for tax planning services were $12,480. There were no such fees billed by Grant Thornton in fiscal 2015.

All Other Fees

There were no other fees billed by Grant Thornton in fiscal 2016 or fiscal 2015 for any other services.

Pre-Approval Policy and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent registered public accounting firm subject to the de minimis exceptions for non-audit services described under the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. In fiscal 2016 and fiscal 2015, the Audit Committee pre-approved all audit and non-audit services provided to the Company by its independent registered public accounting firm.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

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PROPOSAL 6:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

The Company is providing its stockholders an advisory vote on executive compensation as required by Section 14A of the Exchange Act and Rule 14a-21 promulgated thereunder. The advisory vote on executive compensation is a non-binding vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to SEC rules in this proxy statement, including the compensation tables and the accompanying narrative disclosure. The advisory vote on executive compensation is not a vote on the Company’s general compensation policies or compensation of the Board of Directors.

The Company’s executive compensation programs are designed to attract, motivate and retain highly qualified executive officers who are able to achieve corporate objectives and create stockholder value. The Compensation Committee believes the Company’s executive compensation programs reflect a strong pay-for-performance philosophy and are well aligned with the stockholders’ long-term interests. The Compensation Committee believes the Company’s executive compensation programs have been effective at incentivizing the achievement of improved financial performance and returns to stockholders.

At our 2011 annual meeting of stockholders, the Company’s stockholders approved a three-year frequency for the stockholder advisory vote to approve executive compensation.   Since that meeting, the Company has submitted to its stockholders the advisory vote on executive compensation every three years.  At the Annual Meeting, the Company’s stockholders will have another opportunity to vote on the frequency of future advisory votes on executive compensation.  See Proposal 7, Advisory Vote on Frequency of the Vote on Executive Compensation, on page 36.  Following the Annual Meeting, the Board will determine the frequency of future advisory votes on executive compensation.   While the stockholder vote on the frequency of future advisory votes on executive compensation is not binding, the Board will take it into consideration when determining the frequency of future advisory votes to approve executive compensation. As described in Proposal 7, the Board is recommending that stockholders vote to hold the advisory vote on executive compensation each year.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to SEC rules in this proxy statement, including the compensation tables and accompanying narrative disclosure under “Executive Compensation,” is hereby APPROVED.

While this advisory vote on executive compensation is not binding on the Board of Directors, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION APPROVING EXECUTIVE COMPENSATION.

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PROPOSAL 7:

ADVISORY VOTE ON FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION

Overview

As required by Section 14A of the Exchange Act and Rule 14a-21 promulgated thereunder, the Company is providing its stockholders an advisory vote on how often future advisory votes on compensation of the Company’s named executive officers (Say-on-Pay) should be held. On this non-binding matter, a stockholder has a choice to vote for the Say-on-Pay vote to occur every one, two or three years, or the stockholder may abstain from voting.

After careful consideration of each of the three options, the Board is recommending an advisory Say-on-Pay vote be conducted annually so that stockholders may express their views on the Company’s executive compensation each year. The Board believes that an annual advisory vote on executive compensation will facilitate more immediate feedback on our compensation program in the context of yearly results. An annual advisory vote is also consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders as a matter of good corporate governance practice.

While this advisory vote on the frequency of the Say-on-Pay vote is not binding on the Board, the Board will take into account the result of the vote when determining the frequency of future Say-on-Pay votes.

As required by the law as currently in effect, the Board will put the frequency of the Say-on-Pay vote before the stockholders for a new advisory vote at least once every six years.

Vote Required

Stockholders will not be voting to approve or disapprove the recommendation of the Board. The frequency (every one, two or three years) which receives the highest number of votes will be considered the frequency preferred by stockholders for future Say-On-Pay votes. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FREQUENCY OF “ONE YEAR” FOR FUTURE SAY-ON-PAY VOTES.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise noted, the following table sets forth, as of April 6, 2017, the beneficial ownership of our common stock by:

●	each person that was a beneficial owner of 5% of more of our outstanding shares of common stock;

●	each of our named executive officers;

●	each of our directors, including the director nominees; and

●	all of our named executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as described below, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to restricted stock units, options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 6, 2017 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 27,102,519 shares of common stock outstanding as of April 6, 2017. Unless otherwise indicated in the footnotes below, the address for each beneficial owner is c/o Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106.

	Shares beneficially owned
Name of beneficial owner	Number	Percent
5% stockholders:
Ariel Investments, LLC(1)	3,251,726	12.0%
FMR LLC(2)	2,763,209	10.2%
The Co-Investment 2000 Fund, L.P.(3)(4) and Cross Atlantic Technology Fund II, L.P.(3)(5)	2,333,388	8.6%

Named Executive Officers and Directors:
William F. Weissman(6)	478,724	1.7%
Mardel A. Graffy(7)	145,743	*
Hany Tamim	-	*
Don N. Aquilano(8)	344,415	1.3%
Timothy E. Brog(9)	277,594	1.0%
Donald R. Caldwell(10)	2,351,319	8.7%
Michael E. Mikolajczyk(11)	340,481	1.3%
Raymond J. Spencer(12)	164,139	*
Susan M. Westphal(13)	1,673	*

All executive officers and directors as a group (7 persons)(14)	3,625,364	13.2%

*       Represents less than 1% of the outstanding shares of common stock.

(1)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A (the “Ariel 13G”), filed on February 14, 2017 with the SEC by Ariel Investments, LLC (“Ariel”) with respect to ownership of shares of our common stock. The Ariel 13G reflects that Ariel has sole voting power with respect to 1,899,644 shares, and sole dispositive power with respect to 3,251,726 shares of our outstanding common stock. Ariel reports on the Ariel 13G that its adviser clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, all of the reported shares, but that none of Ariel’s clients have an economic interest in more than 5% of the Company’s outstanding shares. The principal business address of Ariel is 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.
(2)	The ownership information set forth in the table is based on information contained in a statement on Schedule 13G/A (the “FMR 13G”), filed on February 14, 2017, with the SEC by FMR LLC (“FMR”), together with Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR, with respect to ownership of shares of our common stock. The FMR 13G reflects that each of FMR and Ms. Johnson has sole dispositive power with respect to 2,763,209 shares and that FMR has sole voting power with respect to 134,400 of the reported shares. FMR reports on the FMR 13G that various persons have the right to receive or the power to direct the receipts of dividends from, or the proceeds from the sale of, our common stock, but that no one other person’s interest in the reported shares is more than 5% of the Company’s outstanding shares. In addition, the FMR 13G reflects that Fidelity Management and Research (Hong Kong) Limited, a registered investment adviser, is the beneficial owner of 5% or greater of the Company’s outstanding shares. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

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(3)	Cross Atlantic Technology Fund II, L.P. (“Cross Atlantic Technology Fund II”) and The Co-Investment 2000 Fund, L.P. (the “Co-Investment Fund”) are limited partnerships in the business of venture capital investing. Each of these funds has appointed Cross Atlantic Capital Partners, Inc. as its investment manager. Donald R. Caldwell, a member of our Board of Directors, is a director of and controls 100% of Cross Atlantic Capital Partners, Inc. Includes options to purchase 17,587 shares of common stock, which are exercisable within 60 days of April 6, 2017, and 97,950 shares of common stock that are held by Donald R. Caldwell for the benefit of Cross Atlantic Technology Fund II, the Co-Investment Fund and Cross Atlantic Capital Partners, Inc. The address for each of these entities is 150 North Radnor-Chester Road SuiteA225, Radnor, Pennsylvania 19087.
(4)	Includes 1,170,153 shares of common stock beneficially owned by The Co-Investment Fund. The general partner of The Co-Investment Fund is Co-Invest Management, L.P. (“Co-Invest Management”). Co-Invest Capital Partners, Inc. (“Co-Invest Capital”) is the general partner of Co-Invest Management. Mr. Caldwell is a stockholder, director and officer of Co-Invest Capital. Brian Adamsky and Frederick Tecce are officers of Co-Invest Capital and Messrs. Caldwell and Tecce are sometimes identified as managing directors of The Co-Investment Fund. Messrs. Caldwell, Adamsky and Tecce may be deemed to share voting and investment power with respect to all shares held by the Co-Investment Fund.
(5)	Includes 1,047,698 shares of common stock beneficially owned by Cross Atlantic Technology Fund II. XATF Management II, L.P. (“XATF Management II”) is the general partner of Cross Atlantic Technology Fund II. Cross Atlantic Capital Partners II, Inc. is the general partner of XATF Management II. Mr. Caldwell is a director, stockholder and officer of Cross Atlantic Capital Partners II, Inc. Messrs. Adamsky and Tecce are officers of Cross Atlantic Capital Partners II, Inc., and together with Mr. Caldwell, are sometimes identified as managing directors of Cross Atlantic Technology Fund II and may be deemed to share voting and investment power with respect to all shares held by Cross Atlantic Technology Fund II.
(6)	Includes 14,136 shares of common stock and options to purchase 464,588 shares of common stock, which are exercisable within 60 days of April 6, 2017. Mr. Weissman was an executive officer and director of the Company until March 17, 2017. All of Mr. Weissman’s unvested options became vested on March 24, 2017. All of Mr. Weissman’s options will remain exercisable until June 17, 2017, provided, that the 277,778 options granted on December 1, 2015 will remain exercisable until March 17, 2019.
(7)	Includes 6,063 shares of common stock and options to purchase 137,580 shares of common stock, which are exercisable within 60 days of April 6, 2017, owned by Ms. Graffy. Also includes 2,100 shares of common stock owned by the Mardel A. Graffy Trust dtd 1/27/2005.
(8)	Includes 226,845 shares of common stock and options to purchase 117,570 shares of common stock, which are exercisable within 60 days of April 6, 2017.
(9)

Includes 204,065 shares of common stock and 73,529 shares of restricted common stock. Excludes 600,000 restricted stock units granted to Mr. Brog on March 15, 2017. One fourth of such restricted stock units will vest if prior to March 15, 2021, the 15-trading day average closing price of the Company's common stock is greater than or equal to the target prices of $0.95, $1.10, $1.25 and $1.40, respectively.

(10)	Includes 115,881 shares of common stock and options to purchase 17,587 shares of common stock, which are exercisable within 60 days of April 6, 2017, owned by Mr. Caldwell. Also includes 2,217,851 shares of common stock beneficially owned by Cross Atlantic Technology Fund II and the Co-Investment Fund. See footnotes (3) through (5) above for a description of the relationship among Mr. Caldwell, Cross Atlantic Technology Fund II and the Co-Investment Fund. Mr. Caldwell disclaims beneficial ownership of the shares beneficially owned by Cross Atlantic Technology Fund II and the Co-Investment Fund.
(11)	Includes 320,327 shares of common stock and options to purchase 19,491 shares of common stock, which are exercisable within 60 days of April 6, 2017, owned by Michael Mikolajczyk. Also includes options to purchase 663 shares of common stock, which are exercisable within 60 days of April 6, 2017, held by his son, Mark Mikolajczyk. Michael Mikolajczyk disclaims beneficial ownership of the shares underlying the options held by Mark Mikolajczyk.
(12)	Includes 147,551 shares of common stock and options to purchase 16,588 shares of common stock, which are exercisable within 60 days of April 6, 2017.
(13)	Includes 1,673 shares of common stock.
(14)	Includes 3,242,356 shares of common stock, 73,529 shares of restricted common stock and options to purchase 309,479 shares of our common stock, which are exercisable within 60 days of April 6, 2017, beneficially owned by our executive officers and directors. Since Messrs. Tamim and Weissman were not executive officers as of April 6, 2017, shares beneficially owned by them are not included in this total.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to provide us copies of these reports. Based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required to be filed, except as set forth below, we believe that all such filings applicable to our officers, directors and beneficial owners of greater than 10% of our common stock were made timely during the fiscal year ended December 31, 2016. In July 2016 Raymond J. Spencer stepped down from the Company's audit committee and, as a result, forfeited certain 2016 audit committee equity compensation previously granted.  On January 12, 2017, Mr. Spencer filed a Form 4 to report this July 2016 forfeiture.  In October 2016 (i)  Don N. Aquilano stepped down from a special committee of the Board,  (ii) the Board reduced the compensation payable to Mr. Aquilano as Chairman of the Board and (iii)  the Company agreed to pay certain of  Mr. Aquilano's fourth quarter Board fees in cash instead of stock.  In connection with the foregoing, on October 4, 2016, Mr. Aquilano filed a Form 4 on October 4, 2016 to report the forfeiture of certain director and committee equity compensation previously granted.  On October 13, 2016, this Form 4 was amended to correct the number of shares reported and, on March 3, 2017, this Form 4 was again amended to clarify such receipt of cash instead of stock.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policy and Procedures for Review, Approval or Ratification

We recognize that transactions between Rubicon and related persons present a potential for actual or perceived conflicts of interest. Our general policies with respect to such transactions are included in our Code of Ethics which is administered by our Audit Committee. All employees and members of our Board of Directors agree to be bound by the Code of Ethics. As a supplement to the Code of Ethics, the Audit Committee adopted a written policy setting out the procedures and standards to be followed for the identification and evaluation of “related party transactions.” For purposes of the policy, a related party transaction is any transaction or series of related transactions in excess of $120,000 in which we are a party and in which a “related person” has a material interest. Related persons include our directors, director nominees, executive officers, beneficial owners of 5% or more of any class of our voting securities and members of their immediate families. The Audit Committee has determined that certain transactions are deemed to be pre-approved under this policy. These include (i) transactions with another company in which the related person’s only interest is as a director or beneficial owner of less than 10% of the equity interests in that other company and (ii) certain compensation arrangements that have either been disclosed in our public filings with the SEC or approved by our Compensation Committee.

We collect information about potential related party transactions in our annual questionnaires completed by directors, executive officers and certain beneficial owners of 5% or more of any class of our voting securities. Potential related party transactions are first reviewed and assessed by our Secretary to consider the materiality of the transactions and then reported to the Audit Committee. If a related party transaction is identified during the year, it is reported promptly to the Audit Committee. The Audit Committee reviews and considers all relevant information available to it about each related party transaction. A related party transaction is approved or ratified only if the Audit Committee determines that it is in, or is not inconsistent with, our best interests and those of our stockholders and is in compliance with the Code of Ethics.

Since January 1, 2015, we did not have any such related party transactions.

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ADDITIONAL INFORMATION

2018 STOCKHOLDER PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT

Any proposal that a stockholder intends to present for action at the 2018 Annual Meeting must be received by the Company no later than December [ ], 2017, in order for the proposal to be included in the proxy statement and form of proxy for the 2018 Annual Meeting. Any such proposal must meet the applicable requirements of the Exchange Act and the rules and regulations thereunder. Such proposals should be sent to Mardel A. Graffy, Secretary, Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106.

OTHER STOCKHOLDER PROPOSALS AND NOMINATIONS

Our bylaws prescribe the procedures that a stockholder must follow to nominate persons for election to the Board of Directors at an annual meeting or to bring other business before an annual meeting (other than matters that have been included in our proxy statement for such meeting). Any nomination or proposed business that is not made in accordance with these procedures will be disregarded. The following summary of these procedures is qualified by reference to our bylaws, a copy of which may be obtained, without charge, from Mardel A. Graffy, Secretary, Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106.

A stockholder who intends to nominate a director for election or bring other business before the 2018 Annual Meeting must deliver timely written notice thereof to Mardel A. Graffy, our Secretary, at the address for the principal executive offices shown above and must be a stockholder of record at the time notice is delivered and entitled to vote at the 2018 Annual Meeting. To be timely, the notice must be delivered to the Secretary not later than the close of business on March 4, 2018 and not earlier than the close of business on February 2, 2018 unless the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after May 3, 2018, in which case notice must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting date and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which we first publicly announce the date of such annual meeting.

Any such notice must contain the information specified in the bylaws regarding the stockholder giving the notice and, as applicable, each person whom the stockholder wishes to nominate for election as a director and the other business proposed to be brought before the 2018 Annual Meeting.

With respect to stockholder proposals not included in the Company’s proxy statement for the 2018 Annual Meeting, the persons named in the Board of Directors’ proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act, including with respect to proposals not received by the Company within a reasonable time before the mailing of the proxy statement for the 2018 Annual Meeting.

“HOUSEHOLDING” OF PROXY MATERIALS

We have delivered only one full copy of the proxy materials, to multiple stockholders who share an address, unless we received contrary instructions from the affected stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the notice or, if applicable, the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. Beneficial owners should contact their bank, broker, trustee or other nominee and stockholders of record should submit their requests to: Mardel A. Graffy, Secretary, Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106, Telephone: (847) 295-7000. If you are a stockholder residing at a shared address and would like to request an additional copy of the notice or, if applicable, the proxy materials, with respect to future mailings, or to request to receive only one copy of the notice or proxy materials if you are currently receiving multiple copies, please send your request to the Secretary at the address provided above.

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO MARDEL A. GRAFFY, SECRETARY, RUBICON TECHNOLOGY, INC., 900 EAST GREEN STREET, BENSENVILLE, ILLINOIS 60106.

By Order of the Board of Directors,

/s/ Mardel A. Graffy
Mardel A. Graffy
Secretary
April [ ], 2017

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Appendix A

Form of Amendment to Certificate of Incorporation – Declassification of Board

FORM OF AMENDMENT TO EIGHTH AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION

(Adopted in Accordance with the Provisions of Section 242

of the General Corporation Law of the State of Delaware (the “DGCL”))

Rubicon Technology, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.           The name of the Corporation is Rubicon Technology, Inc.

2.           At a meeting of the Board of Directors of the Corporation (the “Board”), resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Eighth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The Amendment is set forth in paragraph 3 below.

3.           The Certificate of Incorporation be, and hereby is, amended by deleting Article 7, Election of Directors, in its entirety, and substituting in lieu thereof, a new Article 7 as follows:

“ARTICLE 7
ELECTION OF DIRECTORS

(a)       Election of Directors need not be by written ballot except to the extent provided in the bylaws of the Corporation.

(b)       The number of Directors of the Corporation shall be fixed from time to time in the manner set forth in the Bylaws.

(c)       Directors shall be elected by the affirmative vote of the plurality of shares present in person or by proxy at the meeting and entitled to vote.

(d)       The Directors of the Corporation shall until the election of Directors at the Corporation’s 2018 annual meeting of stockholders be divided into three classes:  Class I, Class II and Class III.  Commencing at the Corporation’s 2017 annual meeting of stockholders and for each subsequent annual meeting of stockholders, each Director elected at such annual meeting shall be elected to hold office for a term expiring at the next succeeding annual meeting of stockholders and until such person’s successor shall be elected and qualified, or until such person’s earlier death, resignation, retirement, disqualification or removal from office.  Commencing with the Corporation’s 2018 annual meeting of stockholders, the classification of the Board shall cease.

(e)       Subject to the rights, if any, of the holders of any series of Preferred Stock to elect Directors and to fill vacancies in the Board, any and all vacancies in the Board, however occurring, including, without limitation, by reason of an increase in the size of the Board, or the death, resignation, retirement, disqualification or removal of a Director, shall be filled by a majority of the Directors then in office, even if less than a quorum, or by the sole remaining Director, at any meeting of the Board and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders and until such Director’s successor shall have been duly elected and qualified or until such person’s earlier death, resignation, retirement, disqualification or removal.

A-1

(f)       Subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, prior to the 2018 annual meeting of stockholders, any Director (including persons elected by Directors to fill vacancies in the Board) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of Directors. Subject to the rights, if any, of any series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, and except as otherwise provided by the DGCL, effective as of and after the 2018 annual meeting of stockholders, any Director may be removed with or without cause by the holders of a majority of shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.”

4.           Pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

5.           The Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

6.            In accordance with Section 103(d) of the DGCL, the Amendment shall become effective on the date and at the time set forth below:

Effective date:

Effective time:

IN WITNESS WHEREOF, Rubicon Technology, Inc. has caused this Amendment to Eighth Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer as of __________________, 2017.

Rubicon Technology, Inc.

By:
Its:

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Appendix B

Form of Amendment to Certificate of Incorporation – Reverse Stock Split and Decrease in Authorized Shares of

Common Stock

FORM OF AMENDMENT TO EIGHTH AMENDED

AND RESTATED CERTIFICATE OF INCORPORATION

(Adopted in Accordance with the Provisions of Section 242

of the General Corporation Law of the State of Delaware (the “DGCL”))

Rubicon Technology, Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.           The name of the Corporation is Rubicon Technology, Inc.

2.            At a meeting of the Board of Directors of the Corporation (the “Board”), resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Eighth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The Amendment is set forth in paragraph 3 below.

3.           The Certificate of Incorporation be, and hereby is, amended by deleting Article 4, Capital Stock, in its entirety, and substituting in lieu thereof, a new Article 4 as follows:

“ARTICLE 4

CAPITAL STOCK

The total number of shares of capital stock which the Corporation shall have the authority to issue is 45,000,000 shares which is divided into two classes as follows: 5,000,000 shares of Preferred Stock (“Preferred Stock”) with a par value of $0.001 per share, and [●]1 shares of Common Stock (“Common Stock”) with a par value of $0.001 per share.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Amendment to Eighth Amended and Restated Certificate of Incorporation of the Corporation, each [●]2 shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock as a result of the Reverse Stock Split shall be entitled to receive cash (without interest or deduction) in lieu of such fractional share interests, upon the surrender of the stockholder’s Old Certificates (as defined below), where applicable, in an amount equal to the product obtained by multiplying (a) the average of the closing prices of the Common Stock as reported on The Nasdaq Stock Market, or if the Common Stock is not at such time traded on The Nasdaq Stock Market, then as reported on the primary trading market for the Common Stock, for the thirty consecutive trading days immediately preceding the effective date of the Reverse Stock Split, by (b) the number of shares of Common Stock held by such stockholder that would otherwise have been converted into a fractional share interest as a result of the Reverse Stock Split. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

4.            Pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

5.            The Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

6.            In accordance with Section 103(d) of the DGCL, the Amendment shall become effective on the date and at the time set forth below:

Effective date:

Effective time:

1 To be equal to three times number of shares of our common stock outstanding immediately following the Reverse Stock Split, rounded up to the nearest 100,000 shares, if Proposal 3 is approved. The treatment of fractional shares in the Reverse Stock Split will be disregarded for purposes of this calculation. If Proposal 3 is not approved by stockholders, the authorized number of shares of common stock will remain 40 million shares.

2 To be a minimum of 10 and a maximum of 20, as determined in the sole discretion of the Board, upon implementation of the Reverse Stock Split.

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IN WITNESS WHEREOF, Rubicon Technology, Inc. has caused this Amendment to Eighth Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer as of __________________, 2017.

Rubicon Technology, Inc.

By:
Its:

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Appendix C

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

This Appendix sets forth certain information regarding each person who, under the rules of the SEC, is considered to be a participant in our solicitation of proxies from our stockholders in connection with the Annual Meeting (collectively, the “Participants”).

Nominees, Continuing Directors, Officers and Other Participants

Information regarding the present principal occupation of directors (Don N. Aquilano, Timothy E. Brog, Donald R. Caldwell, Michael E. Mikolajczyk, Raymond J. Spencer and Susan M. Westphal) is set forth under Proposal 4—Election of Director --Nominee for Election, --Director Whose Term Expires this Year and Not Standing for Re-Election and --Directors Whose Terms Do Not Expire this Year. Information regarding Mardel A. Graffy, whose present principal occupation is to serve as our Chief Financial Officer, Treasurer and Secretary, can be found in “Executive Compensation— Executive Officers.” The names of the Participants are set forth below and the business address for all the Participants is c/o Rubicon Technology, Inc., 900 East Green Street, Bensenville, Illinois 60106.

Name	Title
Timothy E. Brog	President, Chief Executive Officer and Director
Don N. Aquilano	Director
Donald R. Caldwell	Director
Michael E. Mikolajczyk	Director
Raymond J. Spencer	Director
Susan M. Westphal	Director
Mardel A. Graffy	Chief Financial Officer, Treasurer and Secretary

Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix C or otherwise disclosed in this proxy statement, no Participant owns any company securities of record that he or she does not own beneficially. Information regarding the beneficial ownership of our securities by each of our nominees, continuing directors and Mardel A. Graffy as of April 6, 2017 is set forth under “Security Ownership of Certain Beneficial Owners and Management.”

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name of Participant	Transaction Date	Number of Shares of Common Stock	Transaction Description
Raymond J. Spencer	01/01/2016	108,114	Restricted Stock Grant
	07/01/2016	2,412	Forfeiture of Restricted Stock
	10/01/2016	8,772	Forfeiture of Restricted Stock
	03/31/2017	10,393	Restricted Stock Grant
Michael E. Mikolajczyk	12/30/2015	41,300	Open Market Purchase
	12/31/2015	38,700	Open Market Purchase
	01/01/2016	109,210	Restricted Stock Grant
	10/01/2016	8,772	Forfeiture of Restricted Stock
	03/31/2017	11,720	Restricted Stock Grant
Don N. Aquilano	01/01/2016	200,657	Restricted Stock Grant
	10/01/2016	13,158	Forfeiture of Restricted Stock
	10/01/2016	33,476	Disposition of Shares to Company
	03/31/2017	17,991	Restricted Stock Grant
Timothy E. Brog	05/26/2016	73,529	Restricted Stock Grant
	05/26/2016	31,023	Restricted Stock Grant
	07/01/2016	2,022	Restricted Stock Grant
	03/17/2016	900,000	Restricted Stock Unit Grant
	03/31/2017	9,020	Restricted Stock Grant
	04/06/2017	300,000	Conversion of Restricted Stock Unit
	04/06/2017	138,000	Disposition of Shares in Payment of Tax Liability
Susan M. Westphal	03/31/2017	1,673	Restricted Stock Grant
Donald R. Caldwell	01/01/2016	69,517	Restricted Stock Grant
	03/31/2017	10,831	Restricted Stock Grant
Mardel A. Graffy	11/01/2015	4,146	Conversion of Restricted Stock Units
	11/01/2015	1,510	Disposition of Shares in Payment of Tax Liability
	12/01/2015	174,165	Stock Option Grant
	11/01/2016	4,145	Conversion of Restricted Stock Units
	11/01/2016	1,510	Disposition of Shares in Payment of Tax Liability

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Miscellaneous Information Regarding Participants

Except as described in this Appendix C or otherwise disclosed in this proxy statement, to the Company’s knowledge: (1) no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years; (2) no Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (3) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (4) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (5) since the beginning of the Company’s last fiscal year, no Participant nor any associate of a Participant is or was a party to any transaction, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any Participant, any associate of a Participant or any related person thereof had or will have a direct or indirect material interest; (6) no Participant, nor any associate of a Participant, has any arrangement or understanding with any person (a) with respect to future employment by the Company or its affiliates or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party and (7) other than as described under Proposal 3 of this proxy statement, no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

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PRELIMINARY PROXY CARD –SUBJECT TO COMPLETION, APRIL 10, 2017

RUBICON TECHNOLOGY, INC. 900 E. GREEN STREET, UNIT A BENSENVILLE, IL 60106

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

RUBICON TECHNOLOGY, INC.

The Board of Directors recommends you vote FOR proposals 1 through 3.		For	Against	Abstain

1.	Approval of an amendment to our Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors	☐	☐	☐	The Board of Directors recommends you vote FOR proposals 5 and 6.			For	Against	Abstain

					5.	Ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017		☐	☐	☐

2.	Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio to be determined by our Board within a specified range	☐	☐	☐	6.	A non-binding advisory vote to approve the compensation of our named executive officers		☐	☐	☐

3.	Approval of an amendment of our Certificate of Incorporation to decrease our authorized number of shares of common stock	☐	☐	☐	The Board of Directors recommends you vote 1 YEAR on the following proposal.		1 Year	2 Years	3 Years	Abstain

					7.	A non-binding advisory vote on the frequency of stockholder votes on executive compensation	☐	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal.
NOTE: To transact such other business as may properly come before the meeting or any continuation or adjournment thereof
4.	Nominee to serve for a one-year term (or if Proposal 1 is not approved, as a Class I director to serve for a three-year term)
	Nominee:	For	Withhold

	Susan M. Westphal	☐		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

RUBICON TECHNOLOGY, INC.

Proxy Solicited on Behalf of the Board of Directors for

Annual Meeting of Stockholders to be held on May 3, 2017

The undersigned, revoking all prior proxies, hereby appoints Timothy E. Brog and Mardel A. Graffy, or either of them, as proxies, with full power of substitution, to vote the undersigned’s shares of common stock of Rubicon Technology, Inc. at the Annual Meeting of Stockholders to be held at our principal executive offices, which are located at 900 East Green Street, Bensenville, Illinois 60106, on May 3, 2017, at 8:00 a.m., local time, and at any adjournment, postponement or rescheduling thereof, on all matters coming before the annual meeting.

The proxies will vote your shares: (1) as you specify on the back of this proxy card, (2) as the Board of Directors recommends where you do not specify your voting instructions on Proposals 4, 5 and 6, and (3) for a one year frequency on Proposal 7.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be marked, dated and signed on the other side)